UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05570
                                                     ---------------------

                   Nuveen Premium Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT October 31, 2004

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                                      NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
                                                                             NPI

                                    NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
                                                                             NPM

                                    NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
                                                                             NPT

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Photo of: 2 children sitting in the grass.

DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
      LETTER TO SHAREHOLDERS


Once again, I am pleased to report that over the most recent fiscal year your Fund continued to provide you with monthly tax-free income and an attractive total return. For more specific information about the performance of your Fund, please see the Portfolio Managers' Perspectives and Performance Overview sections of this report.

With longer-term interest rates still relatively low, many investors have begun to wonder whether these rates will soon begin to rise, and whether that makes this the time to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional can be an impor-


"OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING THE INVESTMENT SERVICES AND PRODUCTS THAT CAN HELP YOU TO SECURE YOUR FINANCIAL OBJECTIVES."


tant component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that a municipal bond investment like your Nuveen Fund can be an important building block in a portfolio designed to perform well through a variety of market conditions.

As in past reports, I'd also like to direct your attention to the inside front cover, which explains the quick and easy process to begin receiving these Fund reports via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2004

Nuveen Municipal Closed-End Exchange-Traded Funds
NPI, NPM, NPT

Portfolio Managers'
        PERSPECTIVE

Portfolio managers Dan Solender and Tom Spalding discuss the economic and market environment, key investment strategies, and the fiscal year performance of these three Nuveen Funds. With twelve years of investment experience, including eight at Nuveen, Dan assumed portfolio management responsibility for NPI and NPM in 2003. A 27-year veteran of Nuveen, Tom has managed NPT since 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2004?

During this fiscal year, the U.S. economy demonstrated improvement in a number of key areas, although the pace of the recovery slowed over the last six months of the period. As one example, the gross domestic product (GDP) expanded at annualized rates of 4.2% in the fourth quarter of 2003 and 4.5% in the first quarter of 2004. However, sharply higher energy prices restrained consumer spending during the second and third quarters of 2004, which in turn impacted economic momentum. Over this period, GDP growth moderated to 3.3% annualized in the second quarter and 3.9% annualized in the third quarter.

Higher energy costs also continued to fuel lingering concerns about inflation. Although monthly gains in consumer prices were generally tame, by the end of October 2004 inflation was running well ahead of the 2003 pace. The Consumer Price Index (CPI) rose at a 3.9% annualized rate for the first 10 months of 2004, more than double the 1.9% rate for all of 2003. Excluding energy and food, the CPI increased at an annual rate of 2.4% over the first 10 months of 2004.

During the second quarter of 2004 in particular, inflation worries, the slowing pace of economic recovery and continued geopolitical uncertainty acted as catalysts for heightened volatility in the fixed-income markets. As one example, the yield on the Bond Buyer 25 Revenue Bond Index (BB25), a widely followed municipal bond index, began this reporting period at 5.24%. The BB25 yield then dropped steadily over the next five months to 4.73% by mid-March 2004. As a series of improved employment reports sparked increased anticipation of action by the Federal Reserve to raise short-term interest rates, the BB25 index yield began to climb again, rising more than 70 basis points over the next eight weeks to 5.45%, where it hovered through the end of June. However, more bond-friendly news--including indications of relatively slow growth of wages and employment--prompted a retreat to 4.97% by the end of October 2004.

While intermediate and long-term bond yields generally fell over most of the second half of the Funds' fiscal years, short-term rates slowly rose. The Federal Reserve instituted three different one-quarter-point increases in the fed funds rate between June and September 2004. (On both November 10 and December 14, following the end of this reporting period, the Fed added additional quarter-point increases, bringing the fed funds rate to 2.25%.)

Over the 12 month period, municipal new issue supply nationwide remained relatively strong, with $363.4 billion in new bonds coming to market. This represented a decrease of about 5% from the preceding 12-month period, as the improving economy and higher tax revenues lessened the need for some issuers to borrow.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

As the market continued to anticipate increased interest rates, our focus during this reporting period remained on finding bonds with the potential to add value and perform well under a variety of market scenarios. This included purchasing attractive bonds that we believed would enhance the Funds' yield curve positioning and help to mitigate interest rate risk. Interest rate risk is the risk that the value of a Fund's portfolio will decline if market interest rates rise (since bond prices move in the opposite direction of market interest rates). In general, our purchase activity in NPI and NPM emphasized securities that mature in 15 to 22 years, while NPT focused on bonds with maturities in the 20 to 25 year range. In many cases, bonds in this long-intermediate part of the yield curve offered yields similar to those of longer-term bonds with less inherent interest rate risk and, we believed, greater total return potential.

Demand for municipal securities remained firm through most of this reporting period, which limited our ability to find bonds with attractive prices, yields and structures. Because many insured and limited tax obligation bonds were issued during the fiscal year, we often looked at these for purchase opportunities. Consequently, the allocations to limited tax obligation bonds increased in all three of the Funds over the course of the 12-month period.

We also sought to purchase higher-coupon bonds to help mitigate interest rate risk and we worked to enhance the Funds' call protection by selling or removing some bonds with short call dates and reinvesting the proceeds in longer-term bonds with better call protection.

While all of the Funds continued to be well diversified geographically, we also took advantage of price and yield differences between similar bonds issued in different states to purchase securities that we believed offered stronger performance potential and better liquidity. This was particularly true for NPI and NPM, which purchased bonds issued in higher tax states such as California and New York. These states' relatively high state income tax rates tend to make the yields on municipal bonds issued there very attractive. As the markets fluctuate, these attractive yields can help maintain demand for these securities and provide a measure of support for their prices.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as for relevant comparative indexes, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 10/31/04
(Annualized)
                           1-YEAR           5-YEAR            10-YEAR
---------------------------------------------------------------------
NPI                        9.00%            8.80%             7.22%
---------------------------------------------------------------------
NPM                        9.77%            8.01%             8.48%
---------------------------------------------------------------------
NPT                        9.90%            6.46%             7.41%
---------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index1                6.03%            7.19%             7.05%
---------------------------------------------------------------------
Lipper General Leveraged
Municipal Debt Funds
Average2                   8.93%            8.78%             7.86%
---------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended October 31, 2004, the total returns on net asset value
(NAV) for all three Funds in this report outperformed the return on the Lehman Brothers Municipal Bond Index. All three Funds also outperformed the average return of their Lipper peer group for this period.

One of the primary factors benefiting the 12-month performances of the Funds relative to that of the unleveraged Lehman Brothers index was the Funds' use of financial leverage. While leverage can add volatility to the Funds' NAVs and share prices, especially when substantial shifts in interest rates occur, this strategy also can provide opportunities for additional income and total returns for common shareholders when short-term interest rates remain low, as they did during this period.

All three Funds also benefited from their holdings of lower-rated bonds, which generally outperformed higher-rated bonds as the economy improved and demand for lower-rated bonds increased. Among the lower-rated bonds making positive contributions to the Funds' total returns during this period were those issued by the healthcare sector, especially hospital bonds. The performance of the healthcare sector as a whole ranked second among the Lehman Brothers Index's revenue sectors for the 12-month period. In particular, NPM and NPT benefited from their holdings of bonds issued by the Michigan State Hospital Finance Authority for Detroit Medical Center, which appreciated in price as the center's financial situation continued to improve. As of October 31, 2004, exposure to the healthcare sector in these Funds was 11.5% in NPI, 11.3% in NPM and 12.4% in NPT.

The Funds' returns were also helped by the strong performance of their holdings of uninsured bonds backed by the 1998 master tobacco settlement agreement. Over this 12-month period, NPT maintained an exposure of approximately 5% to tobacco bonds, while NPI and NPM continued to allocate approximately 2% to this sector.


1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Lipper General Leveraged Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 65 funds; 5 years, 51 funds; and 10 years, 46 funds. Fund and Lipper returns assume reinvestment of dividends.

One sector that did not perform well during this period was housing, both multifamily and single family. The housing sector, as a whole, ranked at the bottom of the Lehman Brothers Index's revenue sectors for the 12-month period. The sector's below-market performance stemmed largely from the increase in mortgage prepayments as interest rates remained low, which resulted in a number of bond calls. As of October 31, 2004, all three Funds had 6% to 9% of their holdings in housing bonds. These bonds had a negative impact on the Funds' total returns for the one-year period.

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining relatively low throughout this reporting period, the leveraged structures of these Funds continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates these Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. This use of leverage helped to maintain the dividends of NPI, NPM, and NPT throughout the reporting period.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2004, all three Funds in this report had positive UNII balances for both financial statement and tax purposes.

As of October 31, 2004, all three of these Funds were trading at discounts to their NAVs. These discounts were generally in line with the Funds' average discounts over the entire 12-month reporting period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2004?

In the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement. As of October 31, 2004, each of these three Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 75% in NPM to 77% in NPI and 79% in NPT.

As of October 31, 2004, the potential call exposure for these Funds during 2004-2006 was 14% in NPI, 16% in NPM and 15% in NPT. The number of actual bond calls in all of these Funds depends largely on market interest rates in the future.

Nuveen Premium Income Municipal Fund, Inc.
NPI

Performance
     OVERVIEW As of October 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 64%
AA                                  13%
A                                   16%
BBB                                  5%
NR                                   2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                                0.08
Dec                                0.08
Jan                                0.08
Feb                                0.08
Mar                                0.08
Apr                                0.08
May                                0.08
Jun                                0.08
Jul                                0.08
Aug                                0.08
Sep                                0.08
Oct                                0.08


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                           14.13
                                  14.17
                                  14.16
                                  14.27
                                  14.4
                                  14.25
                                  14.38
                                  14.39
                                  14.46
                                  14.8
                                  14.99
                                  14.92
                                  14.75
                                  14.89
                                  15.01
                                  14.89
                                  15.11
                                  15.15
                                  15.16
                                  15.18
                                  14.99
                                  14.7
                                  13.79
                                  13.54
                                  13.2
                                  12.72
                                  12.72
                                  12.88
                                  13.33
                                  13.17
                                  12.95
                                  13.06
                                  13.48
                                  13.66
                                  13.7
                                  13.58
                                  13.84
                                  14.03
                                  14
                                  14.03
                                  14.2
                                  14.13
                                  14.34
                                  14.34
                                  14.35
                                  14.15
                                  14.33
                                  14.22
                                  14.25
10/31/04                          14.3


FUND SNAPSHOT
------------------------------------
Share Price                   $14.30
------------------------------------
Common Share
Net Asset Value               $15.20
------------------------------------
Premium/(Discount) to NAV     -5.92%
------------------------------------
Market Yield                   6.71%
------------------------------------
Taxable-Equivalent Yield1      9.32%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $969,539
------------------------------------
Average Effective Maturity
on Securities (Years)          17.09
------------------------------------
Leverage-Adjusted Duration      8.71
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/18/88)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          8.82%         9.00%
------------------------------------
5-Year         10.01%         8.80%
------------------------------------
10-Year         7.62%         7.22%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
New York                       10.3%
------------------------------------
California                     10.3%
------------------------------------
Texas                           8.6%
------------------------------------
Illinois                        6.6%
------------------------------------
Nevada                          6.0%
------------------------------------
Massachusetts                   5.7%
------------------------------------
Washington                      5.2%
------------------------------------
New Jersey                      4.3%
------------------------------------
South Carolina                  3.5%
------------------------------------
Michigan                        3.5%
------------------------------------
Minnesota                       3.4%
------------------------------------
Colorado                        3.1%
------------------------------------
District of Columbia            3.0%
------------------------------------
Pennsylvania                    2.8%
------------------------------------
Indiana                         2.7%
------------------------------------
Missouri                        2.0%
------------------------------------
Other                          19.0%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         20.9%
------------------------------------
Tax Obligation/General         17.8%
------------------------------------
Healthcare                     11.5%
------------------------------------
U.S. Guaranteed                10.6%
------------------------------------
Utilities                       9.4%
------------------------------------
Transportation                  8.9%
------------------------------------
Education and Civic
  Organizations                  7.9
------------------------------------
Other                          13.0%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a net ordinary income distribution in December 2003 of $0.0042 per share.

Nuveen Premium Income Municipal Fund 2, Inc.
NPM

Performance
      OVERVIEW As of October 31, 2004

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 63%
AA                                  12%
A                                   15%
BBB                                  6%
NR                                   4%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                              0.0815
Dec                              0.0815
Jan                              0.0815
Feb                              0.0815
Mar                              0.0815
Apr                              0.0815
May                              0.0815
Jun                              0.0815
Jul                              0.0815
Aug                              0.0815
Sep                              0.0815
Oct                              0.0815

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                           14.32
                                  14.44
                                  14.38
                                  14.43
                                  14.47
                                  14.47
                                  14.45
                                  14.39
                                  14.48
                                  14.81
                                  15.31
                                  15.31
                                  15.06
                                  15.28
                                  15.29
                                  15.02
                                  15.34
                                  15.4
                                  15.42
                                  15.3
                                  15.11
                                  14.84
                                  14.21
                                  13.91
                                  13.47
                                  12.95
                                  13.12
                                  13.22
                                  13.45
                                  13.5
                                  13.09
                                  13.3
                                  13.67
                                  13.81
                                  13.87
                                  13.62
                                  13.79
                                  14.11
                                  14.19
                                  14.28
                                  14.44
                                  14.37
                                  14.63
                                  14.67
                                  14.49
                                  14.33
                                  14.45
                                  14.46
                                  14.5
10/31/04                          14.57



FUND SNAPSHOT
------------------------------------
Share Price                   $14.57
------------------------------------
Common Share
Net Asset Value               $15.53
------------------------------------
Premium/(Discount) to NAV     -6.18%
------------------------------------
Market Yield                   6.71%
------------------------------------
Taxable-Equivalent Yield1      9.32%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $637,981
------------------------------------
Average Effective Maturity
on Securities (Years)          16.51
------------------------------------
Leverage-Adjusted Duration      9.82
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/23/92)
------------------------------------
         ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.48%         9.77%
------------------------------------
5-Year          7.20%         8.01%
------------------------------------
10-Year         9.57%         8.48%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
New York                       13.6%
------------------------------------
Illinois                       11.5%
------------------------------------
Texas                           8.4%
------------------------------------
California                      6.9%
------------------------------------
Washington                      6.2%
------------------------------------
South Carolina                  6.2%
------------------------------------
Massachusetts                   4.4%
------------------------------------
Missouri                        4.2%
------------------------------------
Nevada                          3.6%
------------------------------------
Ohio                            3.6%
------------------------------------
Minnesota                       3.4%
------------------------------------
New Jersey                      2.3%
------------------------------------
Indiana                         2.2%
------------------------------------
Oregon                          1.7%
------------------------------------
Rhode Island                    1.7%
------------------------------------
Other                          20.1%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         21.7%
------------------------------------
Tax Obligation/Limited         17.0%
------------------------------------
Utilities                      12.9%
------------------------------------
Healthcare                     11.3%
------------------------------------
U.S. Guaranteed                10.9%
------------------------------------
Education and Civic
  Organizations                 5.9%
------------------------------------
Transportation                  5.8%
------------------------------------
Housing/Multifamily             4.5%
------------------------------------
Other                          10.0%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a net ordinary income distribution in December 2003 of $0.0060 per share.

Nuveen Premium Income Municipal Fund 4, Inc.
NPT

Performance
     OVERVIEW As of October 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 68%
AA                                  11%
A                                   11%
BBB                                  6%
NR                                   3%
BB or Lower                          1%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                               0.071
Dec                               0.071
Jan                               0.071
Feb                               0.071
Mar                               0.071
Apr                               0.071
May                               0.071
Jun                               0.071
Jul                               0.071
Aug                               0.071
Sep                               0.071
Oct                               0.071


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                           12.52
                                  12.6
                                  12.65
                                  12.83
                                  12.82
                                  12.68
                                  12.75
                                  12.69
                                  12.72
                                  13.11
                                  13.3
                                  13.43
                                  13.24
                                  13.3
                                  13.34
                                  13.31
                                  13.39
                                  13.45
                                  13.58
                                  13.59
                                  13.46
                                  13.3
                                  12.29
                                  12.05
                                  11.8
                                  11.31
                                  11.36
                                  11.42
                                  11.89
                                  11.78
                                  11.49
                                  11.58
                                  11.97
                                  12.15
                                  12.19
                                  12.1
                                  12.12
                                  12.32
                                  12.36
                                  12.41
                                  12.53
                                  12.55
                                  12.67
                                  12.67
                                  12.78
                                  12.5
                                  12.69
                                  12.59
                                  12.64
10/31/04                          12.74


FUND SNAPSHOT
------------------------------------
Share Price                   $12.74
------------------------------------
Common Share
Net Asset Value               $13.54
------------------------------------
Premium/(Discount) to NAV     -5.91%
------------------------------------
Market Yield                   6.69%
------------------------------------
Taxable-Equivalent Yield1      9.29%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $585,284
------------------------------------
Average Effective Maturity
on Securities (Years)          17.53
------------------------------------
Leverage-Adjusted Duration      9.42
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 2/19/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.98%         9.90%
------------------------------------
5-Year          6.72%         6.46%
------------------------------------
10-Year         8.41%         7.41%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          11.2%
------------------------------------
Illinois                        9.5%
------------------------------------
New York                        8.5%
------------------------------------
Washington                      6.2%
------------------------------------
Indiana                         5.6%
------------------------------------
California                      4.7%
------------------------------------
Florida                         4.7%
------------------------------------
Utah                            4.2%
------------------------------------
Michigan                        3.4%
------------------------------------
Colorado                        3.3%
------------------------------------
District of Columbia            3.0%
------------------------------------
Nevada                          3.0%
------------------------------------
New Jersey                      2.4%
------------------------------------
South Carolina                  2.3%
------------------------------------
Alabama                         2.2%
------------------------------------
Puerto Rico                     2.1%
------------------------------------
North Carolina                  2.1%
------------------------------------
Ohio                            2.1%
------------------------------------
Rhode Island                    2.0%
------------------------------------
Other                          17.5%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         16.3%
------------------------------------
Tax Obligation/General         15.4%
------------------------------------
Utilities                      13.1%
------------------------------------
Healthcare                     12.4%
------------------------------------
U.S. Guaranteed                11.5%
------------------------------------
Housing/Multifamily             6.8%
------------------------------------
Transportation                  6.3%
------------------------------------
Water and Sewer                 5.6%
------------------------------------
Consumer Staples                5.1%
------------------------------------
Education and Civic
  Organizations                 5.0%
------------------------------------
Other                           2.5%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a net ordinary income distribution in December 2003 of $0.0165 per share.

Shareholder
        MEETING REPORT



The annual shareholder meeting was held on August 3, 2004, at the Northern Trust Bank, Chicago, Illinois.

                                         NPI                                   NPM                                NPT
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                             Common and                             Common and                         Common and
                          MuniPreferred         MuniPreferred    MuniPreferred     MuniPreferred    MuniPreferred     MuniPreferred
                          shares voting         shares voting    shares voting     shares voting    shares voting     shares voting
                               together              together         together          together         together          together
                            as a class             as a class       as a class        as a class       as a class        as a class
====================================================================================================================================
Robert P. Bremner
      For                    55,426,187                    --       37,462,344                --       39,322,479                --
      Withhold                  691,707                    --          529,420                --          438,564                --
------------------------------------------------------------------------------------------------------------------------------------
      Total                  56,117,894                    --       37,991,764                --       39,761,043                --
====================================================================================================================================
Lawrence H. Brown
      For                    55,416,675                    --       37,463,274                --       39,322,017                --
      Withhold                  701,219                    --          528,490                --          439,026                --
------------------------------------------------------------------------------------------------------------------------------------
      Total                  56,117,894                    --       37,991,764                --       39,761,043                --
====================================================================================================================================
Jack B. Evans
      For                    55,410,085                    --       37,454,552                --       39,303,842                --
      Withhold                  707,809                    --          537,212                --          457,201                --
------------------------------------------------------------------------------------------------------------------------------------
      Total                  56,117,894                    --       37,991,764                --       39,761,043                --
====================================================================================================================================
William C. Hunter
      For                    55,417,987                    --       37,445,898                --       39,302,487                --
      Withhold                  699,907                    --          545,866                --          458,556                --
------------------------------------------------------------------------------------------------------------------------------------
      Total                  56,117,894                    --       37,991,764                --       39,761,043                --
====================================================================================================================================
William J. Schneider
      For                            --                17,396               --            13,332               --            13,199
      Withhold                       --                    92               --                13               --                49
------------------------------------------------------------------------------------------------------------------------------------
      Total                          --                17,488               --            13,345               --            13,248
====================================================================================================================================
Timothy R. Schwertfeger
      For                            --                17,396               --            13,330               --            13,204
      Withhold                       --                    92               --                15               --                44
------------------------------------------------------------------------------------------------------------------------------------
      Total                          --                17,488               --            13,345               --            13,248
====================================================================================================================================
Judith M. Stockdale
      For                    55,419,912                    --       37,455,003                --       39,311,928                --
      Withhold                  697,982                    --          536,761                --          449,115                --
------------------------------------------------------------------------------------------------------------------------------------
      Total                  56,117,894                    --       37,991,764                --       39,761,043                --
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
December 15, 2004

                            Nuveen Premium Income Municipal Fund, Inc. (NPI)
                            Portfolio of
                                    INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.3% (0.9% OF TOTAL INVESTMENTS)

$       4,050   Alabama 21st Century Authority, Tobacco Settlement Revenue            6/10 at 102.00          A-     $    4,206,371
                 Bonds, Series 2000, 6.125%, 12/01/16

        5,020   DCH Health Care Authority, Alabama, Healthcare Facilities             6/12 at 101.00          A+          5,294,694
                 Revenue Bonds, Series 2002, 5.250%, 6/01/18

        3,330   University of South Alabama, Student Tuition Revenue Bonds,           3/14 at 100.00         Aaa          3,525,304
                 Series 2004, 5.000%, 3/15/23 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.9% (0.6% OF TOTAL INVESTMENTS)

                Anchorage, Alaska, General Obligation Refunding Bonds,
                Series 2003A:
        2,000    5.250%, 9/01/17 - FGIC Insured                                       9/13 at 100.00         AAA          2,218,260
        2,035    5.250%, 9/01/18 - FGIC Insured                                       9/13 at 100.00         AAA          2,245,826

        5,000   Northern Tobacco Securitization Corporation, Alaska,                  6/10 at 100.00         BBB          4,725,600
                 Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 6.500%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        5,000   Arizona School Facilities Board, Certificates of Participation,       9/13 at 100.00         AAA          5,521,950
                 Series 2003B, 5.250%, 9/01/18 - FGIC Insured

        6,775   Pima County Industrial Development Authority, Arizona,                1/05 at 101.50         AAA          7,156,433
                 Lease Obligation Revenue Refunding Bonds, Tucson
                 Electric Power Company, Series 1988A, 7.250%, 7/15/10 -
                 FSA Insured

        4,130   University of Arizona, Certificates of Participation,                 6/12 at 100.00         AAA          4,474,938
                 Series 2002B, 5.125%, 6/01/18 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.1% (0.8% OF TOTAL INVESTMENTS)

        3,500   Arkansas Development Finance Authority, Drivers License               6/07 at 100.00         AAA          3,759,665
                 Revenue Bonds, Arkansas State Police Headquarters and
                 Wireless Data Equipment, Series 1997, 5.400%, 6/01/18 -
                 FGIC Insured

          480   Paragould, Arkansas, Water, Sewer and Electric Revenue               12/10 at 100.00         AAA            534,744
                 Bonds, Series 2000, 5.650%, 12/01/25 - AMBAC Insured

        1,000   Sebastian County Community Junior College District,                   4/09 at 100.00         AAA          1,141,540
                 Arkansas, General Obligation Improvement Bonds,
                 Series 1999, 5.950%, 4/01/29 (Pre-refunded
                 to 4/01/09) - AMBAC Insured

        5,245   University of Arkansas, Fayetteville, Athletic Facilities             9/09 at 100.00         Aaa          5,641,994
                 Revenue Bonds, Razorback Stadium, Series 1999,
                 5.050%, 9/15/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 15.9% (10.3% OF TOTAL INVESTMENTS)

        9,200   Alameda Corridor Transportation Authority, California,                  No Opt. Call         AAA          4,360,156
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/20 - AMBAC Insured

                California Health Facilities Financing Authority, Health
                Facility Revenue Bonds, Adventist Health System/ West, Series
                2003A:
        3,700    5.000%, 3/01/28                                                      3/13 at 100.00           A          3,725,604
        7,000    5.000%, 3/01/33                                                      3/13 at 100.00           A          7,020,860

        5,500   California Health Facilities Financing Authority, Health                No Opt. Call        BBB+          5,764,605
                 Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)

                California, General Obligation Bonds, Series 2004:
        5,000    5.000%, 4/01/10                                                        No Opt. Call           A          5,490,300
        2,000    5.125%, 2/01/25                                                      2/14 at 100.00           A          2,099,040
       10,000    5.125%, 2/01/26                                                      2/14 at 100.00           A         10,448,900

        4,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          4,682,720
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/15

        4,000   California, Economic Recovery Revenue Bonds,                            No Opt. Call         AA-          4,568,200
                 Series 2004A, 5.250%, 7/01/14

       23,725   California State Public Works Board, Lease Revenue                   12/04 at 101.00         Aa2         24,011,124
                 Refunding Bonds, Various University of California Projects,
                 Series 1993A, 5.500%, 6/01/21


                                       13


                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$      11,395   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call          A-     $   12,351,041
                 Department of Corrections, Series 1993E, 5.500%, 6/01/15

        3,575   Chula Vista, California, Industrial Development Revenue               6/14 at 102.00          A2          3,833,973
                 Bonds, San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        1,170   Martinez, California, Home Mortgage Revenue Bonds,                      No Opt. Call         AAA          1,668,022
                 Series 1983A, 10.750%, 2/01/16

        4,750   North Orange County Community College District, California,           8/14 at 100.00         AAA          5,136,270
                 General Obligation Bonds, Series 2003B, 5.000%, 8/01/20 -
                 FGIC Insured

       20,000   Pomona, California, GNMA/FNMA Collateralized Securities                 No Opt. Call         AAA         26,966,200
                 Program Single Family Mortgage Revenue Bonds,
                 Series 1990A, 7.600%, 5/01/23

        5,000   Rancho Mirage Joint Powers Financing Authority,                       7/14 at 100.00          A3          5,327,950
                 California, Revenue Bonds, Eisenhower Medical Center,
                 Series 2004, 5.875%, 7/01/26

        3,700   Sacramento Municipal Utility District, California, Electric           8/13 at 100.00         AAA          3,936,541
                 Revenue Bonds, Series 2003R, 5.000%, 8/15/22 -
                 MBIA Insured

                San Bernardino Joint Powers Financing Authority, California, Tax
                Allocation Refunding Bonds, Multiple Projects, Series 1995A:
        6,675    5.750%, 10/01/15 - FSA Insured                                      10/05 at 102.00         AAA          7,047,999
       10,000    5.750%, 10/01/25 - FSA Insured                                      10/05 at 102.00         AAA         10,513,100

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
       10,000    0.000%, 1/15/31 - MBIA Insured                                         No Opt. Call         AAA          2,490,100
        9,025    0.000%, 1/15/36 - MBIA Insured                                         No Opt. Call         AAA          1,713,396


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.6% (3.1% OF TOTAL INVESTMENTS)

        2,500   Centennial Water and Sanitation District, Colorado,                  12/14 at 100.00         AAA          2,687,500
                 Water and Sewerage Revenue Bonds, Series 2004,
                 5.000%, 12/01/21 - FGIC Insured

        1,075   Colorado Housing Finance Authority, Single Family Program             4/10 at 105.00          AA          1,114,055
                 Senior Bonds, Series 2000B-2, 7.250%, 10/01/31
                 (Alternative Minimum Tax)

          780   Colorado Housing Finance Authority, Single Family Program             5/07 at 105.00         Aa2            796,544
                 Senior Bonds, Series 1997B-2, 7.000%, 5/01/26
                 (Alternative Minimum Tax)

          605   Colorado Housing Finance Authority, Single Family Program            11/07 at 105.00         Aa2            616,519
                 Senior Bonds, Series 1997C-2, 6.875%, 11/01/28
                 (Alternative Minimum Tax)

        9,450   Denver City and County, Colorado, Airport System Revenue                No Opt. Call           A         11,558,201
                 Bonds, Series 1991D, 7.750%, 11/15/13
                 (Alternative Minimum Tax)

       19,810   Denver, Colorado, Excise Tax Revenue Bonds, Convention                3/11 at 100.00         AAA         22,127,374
                 Center, Series 2001A, 5.500%, 9/01/18 - FSA Insured

        8,315   Denver City and County, Colorado, Special Facilities Airport          4/05 at 100.00         N/R          5,986,800
                 Revenue Bonds, United Air Lines, Inc., Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax)#

          156   El Paso County, Colorado, FNMA Mortgage-Backed Single                   No Opt. Call         Aaa            157,378
                 Family Revenue Refunding Bonds, Series 1992A-2,
                 8.750%, 6/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.2% (0.2% OF TOTAL INVESTMENTS)

        1,930   Connecticut, General Obligation Bonds, Series 2001C,                    No Opt. Call          AA          2,284,580
                 5.500%, 12/15/16


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.6% (3.0% OF TOTAL INVESTMENTS)

        9,505   District of Columbia, General Obligation Bonds, Series 1998B,           No Opt. Call         AAA         11,625,375
                 6.000%, 6/01/20 - MBIA Insured

       10,965   District of Columbia Housing Finance Agency, GNMA                    12/04 at 103.00         AAA         11,305,025
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)

       10,350   District of Columbia, Revenue Bonds, Association of American          8/07 at 102.00         AAA         10,930,325
                 Medical Colleges, Series 1997A, 5.375%, 2/15/27 -
                 AMBAC Insured

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
       14,105    0.000%, 4/01/24 - MBIA Insured                                        4/11 at 47.66         AAA          4,835,617
        7,625    0.000%, 4/01/25 - MBIA Insured                                        4/11 at 44.82         AAA          2,442,440
       16,665    0.000%, 4/01/32 - MBIA Insured                                        4/11 at 29.23         AAA          3,414,992


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.1% (1.4% OF TOTAL INVESTMENTS)

$       8,000   Hillsborough County Aviation Authority, Florida,                     10/13 at 100.00         AAA     $    8,796,320
                 Revenue Bonds, Tampa International Airport, Series 2003A,
                 5.375%, 10/01/16 (Alternative Minimum Tax) - MBIA Insured

        5,400   Hillsborough County Industrial Development Authority,                 4/10 at 101.00         N/R          5,910,192
                 Florida, Exempt Facilities Revenue Bonds, National
                 Gypsum Company Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)

        5,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00           A          5,480,150
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2000, 6.500%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.9% (1.2% OF TOTAL INVESTMENTS)

        2,625   Fulton County Development Authority, Georgia, Revenue                 5/14 at 100.00         AAA          2,838,124
                 Bonds, Georgia Tech Molecular Science Building,
                 Series 2004, 5.250%, 5/01/24 - MBIA Insured

        6,025   Fulton-DeKalb Hospital Authority, Georgia, Revenue                    1/14 at 100.00         AAA          6,600,568
                 Refunding Certificates, Series 2003, 5.250%, 1/01/20 -
                 FSA Insured

        4,845   Metropolitan Atlanta Rapid Transit Authority, Georgia,                  No Opt. Call         AAA          5,986,821
                 Sales Tax Revenue Refunding Bonds, Series 1992P,
                 6.250%, 7/01/20 - AMBAC Insured

        2,750   Savannah Housing Authority, Georgia, GNMA Collateralized              5/08 at 103.00         Aaa          2,932,325
                 Mortgage Revenue Refunding Bonds, Plantation Oak
                 Project, Series 2000, 6.350%, 11/20/39


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.1% (0.7% OF TOTAL INVESTMENTS)

       10,000   Hawaii, General Obligation Bonds, Series 2003DA,                      9/13 at 100.00         AAA         10,903,000
                 5.250%, 9/01/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.6% (0.4% OF TOTAL INVESTMENTS)

        5,000   Boise City, Idaho, Airport Revenue Certificates of                    9/10 at 100.00         Aaa          5,347,850
                 Participation, Series 2000, 5.500%, 9/01/25 (Alternative
                 Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.1% (6.6% OF TOTAL INVESTMENTS)

        9,220   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA          9,658,227
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/27 - AMBAC Insured

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        8,890    0.000%, 12/01/16 - FGIC Insured                                        No Opt. Call         AAA          5,265,369
       10,000    0.000%, 12/01/20 - FGIC Insured                                        No Opt. Call         AAA          4,698,800
        9,900    0.000%, 12/01/24 - FGIC Insured                                        No Opt. Call         AAA          3,615,975

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
       15,000    0.000%, 12/01/21 - FGIC Insured                                        No Opt. Call         AAA          6,635,700
       10,000    0.000%, 12/01/23 - FGIC Insured                                        No Opt. Call         AAA          3,908,800

        9,000   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare               No Opt. Call         N/R          3,240,000
                 International Airport, United Air Lines Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum
                 Tax) (Mandatory put 5/01/13)#

        4,530   Chicago, Illinois, General Airport Second Lien Revenue                1/05 at 101.00         AAA          4,630,475
                 Refunding Bonds, O'Hare International Airport,
                 Series 1993C, 5.000%, 1/01/18 - MBIA Insured

          350   Chicago, Illinois, FNMA/GNMA Collateralized Single Family             3/06 at 105.00         Aaa            351,460
                 Mortgage Revenue Bonds, Series 1996A,
                 7.000%, 9/01/27 (Alternative Minimum Tax)

          875   Chicago, Illinois, FNMA/GNMA Collateralized Single Family             9/07 at 105.00         Aaa            876,453
                 Mortgage Revenue Bonds, Series 1997B, 6.950%, 9/01/28
                 (Alternative Minimum Tax)

        8,740   Illinois Development Finance Authority, Pollution Control             2/05 at 101.00         AAA          8,940,496
                 Revenue Refunding Bonds, Illinois Power Company,
                 Series 1994A, 5.700%, 2/01/24 - MBIA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        1,000    5.250%, 11/15/22                                                     5/14 at 100.00           A          1,038,380
        3,000    5.250%, 11/15/23                                                     5/14 at 100.00           A          3,096,750

        1,500   Illinois Health Facilities Authority, Revenue Bonds, Highland        10/07 at 102.00         AAA          1,680,540
                 Park Hospital, Series 1997A, 5.750%, 10/01/26
                 (Pre-refunded to 10/01/07) - MBIA Insured

        9,820   Illinois Health Facilities Authority, Revenue Bonds, Sherman          8/07 at 101.00         AAA         10,078,364
                 Health Systems, Series 1997, 5.250%, 8/01/27 -
                 AMBAC Insured

       10,040   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          6,434,736
                 Bonds, McCormick Place Expansion Project, Series 1992A,
                 0.000%, 6/15/15 - FGIC Insured


                                       15


                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       9,200   Metropolitan Pier and Exposition Authority, Illinois, Revenue        12/09 at 101.00         AAA     $   10,185,044
                 Bonds, McCormick Place Expansion Project, Series 1999A,
                 5.500%, 12/15/24 - FGIC Insured

        3,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          3,992,790
                 Bonds, McCormick Place Hospitality Facility, Series 1996A,
                 7.000%, 7/01/26

        4,925   Regional Transportation Authority, Cook, DuPage, Kane,                  No Opt. Call         AAA          5,456,851
                 Lake, McHenry and Will Counties, Illinois, General
                 Obligation Bonds, Series 1992A, 9.000%, 6/01/06 -
                 AMBAC Insured

          785   Regional Transportation Authority, Cook, DuPage, Kane,                  No Opt. Call         AAA            869,772
                 Lake, McHenry and Will Counties, Illinois, General
                 Obligation Bonds, Series 1992B, 9.000%, 6/01/06 -
                 AMBAC Insured

        3,000   Upper Illinois River Valley Development Authority,                   12/11 at 101.00        BBB+          3,171,840
                 Healthcare Facilities Revenue Bonds, Morris Hospital,
                 Series 2001, 6.625%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.1% (2.7% OF TOTAL INVESTMENTS)

        5,000   Center Grove 2000 Building Corporation, Indiana, First                7/11 at 100.00         AAA          5,454,200
                 Mortgage Bonds, Series 2001, 5.500%, 1/15/26 -
                 AMBAC Insured

                Hamilton County Public Building Corporation, Indiana,
                First Mortgage Bonds, Series 2004:
        1,910    5.000%, 8/01/21 - FSA Insured                                        8/14 at 100.00         AAA          2,038,237
        2,005    5.000%, 8/01/22 - FSA Insured                                        8/14 at 100.00         AAA          2,126,403

        4,565   Indiana State Office Building Corporation, Revenue Bonds,             7/05 at 102.00         AAA          4,769,192
                 Correctional Facilities Program, Series 1995A,
                 5.500%, 7/01/20 (Pre-refunded to 7/01/05) - AMBAC Insured

        7,070   Indiana Transportation Finance Authority, Highway Revenue             6/13 at 100.00         AAA          8,069,698
                 Bonds, Series 2003A, 5.250%, 6/01/18 (Pre-refunded
                 to 6/01/13) - FSA Insured

        8,000   Steuben County Middle School Building Corporation,                    7/05 at 102.00         AAA          8,418,080
                 Indiana, First Mortgage Bonds, Series 1995,
                 6.375%, 7/15/16 (Pre-refunded to 7/15/05) - MBIA Insured

        7,965   Wawasee Community School Corporation, Indiana,                        1/12 at 101.00         AA-          8,858,275
                 New Elementary and Remodeling Building Corporation,
                 First Mortgage Bonds, Series 2000, 5.750%, 1/15/20


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.5% (1.0% OF TOTAL INVESTMENTS)

                Des Moines, Iowa, General Obligation Bonds, Series 2000D:
        1,215    5.750%, 6/01/17 - MBIA Insured                                       6/08 at 100.00         AAA          1,342,891
        1,410    5.800%, 6/01/18 - MBIA Insured                                       6/08 at 100.00         AAA          1,560,814

        3,000   Iowa Financing Authority, Private College Revenue Refunding          12/05 at 102.00         AAA          3,167,610
                 Bonds, Drake University Project, Series 1996,
                 5.400%, 12/01/16 - MBIA Insured

        4,585   Iowa Finance Authority, Industrial Remarketed Revenue                   No Opt. Call         AAA          6,520,558
                 Refunding Bonds, Urbandale Hotel Corporation,
                 Series 1989A, 8.500%, 8/01/16 (Alternative Minimum Tax)

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds,                     7/10 at 100.00          A1          2,167,620
                 Genesis Medical Center, Series 2000, 6.250%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.3% (0.9% OF TOTAL INVESTMENTS)

        6,000   Kansas Department of Transportation, Highway Revenue                  3/14 at 100.00         AA+          6,436,860
                 Bonds, Series 2004A, 5.000%, 3/01/21

        6,160   Sedgwick and Shawnee Counties, Kansas, GNMA                           6/08 at 105.00         Aaa          6,530,524
                 Mortgage-Backed Securities Program Single Family
                 Revenue Bonds, Series 1998A-1, 6.500%, 12/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Marshall County School District Finance Corporation,
                Kentucky, School Building Revenue Bonds, Series 2004:
        1,210    5.000%, 6/01/19 - AMBAC Insured                                      6/14 at 100.00         Aaa          1,315,089
        1,270    5.000%, 6/01/20 - AMBAC Insured                                      6/14 at 100.00         Aaa          1,372,908
        1,335    5.000%, 6/01/21 - AMBAC Insured                                      6/14 at 100.00         Aaa          1,434,351


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.7% (1.8% OF TOTAL INVESTMENTS)

        2,915   Jefferson Sales Tax District, Jefferson Parish, Louisiana,           12/12 at 100.00         AAA          3,231,073
                 Special Sales Tax Revenue Refunding Bonds, Series 2002,
                 5.250%, 12/01/19 - AMBAC Insured

          900   Louisiana Housing Finance Agency, Single Family Mortgage              9/09 at 101.00         Aaa            916,137
                 Revenue Bonds, Series 2000A, 7.450%, 12/01/31
                 (Alternative Minimum Tax)

       11,860   Louisiana Stadium and Exposition District, Hotel Occupancy            7/05 at 102.00         AAA         12,459,523
                 Tax Bonds, Series 1995B, 6.375%, 7/01/25 (Pre-refunded
                 to 7/01/05) - FGIC Insured


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$       7,660   Louisiana Public Facilities Authority, Extended Care                    No Opt. Call         BBB     $    9,807,251
                 Facilities Revenue Bonds, Comm-Care Corporation Project,
                 Series 1994, 11.000%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,600   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          3,800,412
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 8.7% (5.7% OF TOTAL INVESTMENTS)

       10,000   Massachusetts Bay Transportation Authority, Assessment                7/10 at 100.00         AAA         10,547,700
                 Bonds, Series 2000A, 5.250%, 7/01/30

       13,000   Massachusetts, General Obligation Bonds, Consolidated                 6/10 at 100.00         AAA         15,119,780
                 Loan, Series 2000B, 6.000%, 6/01/16 (Pre-refunded
                 to 6/01/10)

        4,000   Massachusetts, General Obligation Bonds, Series 2003D,               10/13 at 100.00         Aa2          4,504,600
                 5.250%, 10/01/22 (Pre-refunded to 10/01/13)

                Massachusetts, General Obligation Bonds, Consolidated
                Loan, Series 2002E:
       11,400    5.250%, 1/01/21 (Pre-refunded to 1/01/13) - FSA Insured              1/13 at 100.00         AAA         12,854,184
        1,850    5.250%, 1/01/21 (Pre-refunded to 1/01/13) - FSA Insured              1/13 at 100.00         AAA          2,085,986

        2,825   Massachusetts Industrial Finance Agency, Resource                    12/08 at 102.00         BBB          2,874,579
                 Recovery Revenue Refunding Bonds, Ogden Haverhill
                 Project, Series 1998A, 5.450%, 12/01/12 (Alternative
                 Minimum Tax)

       14,750   Massachusetts Industrial Finance Agency, General                      7/07 at 102.00         AAA         15,562,725
                 Obligation Bonds, Suffolk University, Series 1997,
                 5.250%, 7/01/27 - AMBAC Insured

        8,750   Massachusetts Housing Finance Agency, Rental Housing                  1/11 at 100.00         AAA          9,162,300
                 Mortgage Revenue Bonds, Series 2001A, 5.850%, 7/01/35
                 (Alternative Minimum Tax) - AMBAC Insured

                Massachusetts, Special Obligation Dedicated Tax
                Revenue Bonds, Series 2004:
        7,000    5.250%, 1/01/22 - FGIC Insured                                       1/14 at 100.00         AAA          7,607,040
        3,820    5.250%, 1/01/24 - FGIC Insured                                       1/14 at 100.00         AAA          4,117,960


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.3% (3.5% OF TOTAL INVESTMENTS)

                Detroit, Michigan, General Obligation Bonds, Series 2003A:
        3,565    5.250%, 4/01/22 - XLCA Insured                                       4/13 at 100.00         AAA          3,803,356
        1,275    5.250%, 4/01/23 - XLCA Insured                                       4/13 at 100.00         AAA          1,353,770

                Detroit, Michigan, Sewerage Disposal System Revenue
                Bonds, Series 1995A:
        2,700    5.000%, 7/01/25 (Pre-refunded to 7/01/05) - MBIA Insured             7/05 at 100.00         AAA          2,758,401
        6,580    5.000%, 7/01/25 (Pre-refunded to 7/01/05) - MBIA Insured             7/05 at 100.00         AAA          6,722,325
        1,270    5.000%, 7/01/25 - MBIA Insured                                       7/05 at 100.00         AAA          1,275,131

       10,510   Hudsonville Public Schools, Ottawa and Allegan Counties,              5/08 at 100.00         AAA         11,219,425
                 Michigan, Unlimited Tax General Obligation School Building
                 and Site Refunding Bonds, Series 1997, 5.150%, 5/01/22 -
                 FGIC Insured

       10,000   Michigan State Building Authority, Revenue Refunding                 10/13 at 100.00         AAA         10,565,400
                 Bonds, Facilities Program, Series 2003II,
                 5.000%, 10/15/23 - MBIA Insured

        6,600   Michigan Housing Development Authority, Limited                       7/07 at 102.00         AAA          6,809,022
                 Obligation Multifamily Mortgage Revenue Refunding
                 Bonds, Forest Hills Regency Square Project, Series 1999A,
                 5.750%, 7/01/29

        6,390   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/12 at 100.00         AAA          6,970,915
                 Metropolitan Airport, Series 2002D, 5.500%, 12/01/19
                 (Alternative Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 5.1% (3.4% OF TOTAL INVESTMENTS)

        9,400   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00           A          9,614,884
                 Allete Inc., Series 2004, 4.950%, 7/01/22

        2,000   Duluth Economic Development Authority, Minnesota,                     2/14 at 100.00          A-          2,092,140
                 Healthcare Facilities Revenue Bonds, Benedictine Health
                 System - St. Mary's Duluth Clinic, Series 2004,
                 5.375%, 2/15/22

                Eden Prairie, Minnesota, GNMA Collateralized Multifamily Housing
                Revenue Bonds, Rolling Hills Project, Series 2001A:
        1,000    6.150%, 8/20/31                                                      8/11 at 105.00          A1          1,092,460
        2,000    6.200%, 2/20/43                                                      8/11 at 105.00          A1          2,178,640

          365   Minneapolis-St. Paul Housing Finance Board, Minnesota,               11/04 at 102.00         AAA            368,256
                 FNMA/GNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1994,
                 7.500%, 11/01/27 (Alternative Minimum Tax)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/08 at 101.00         AAA          3,179,790
                 Minnesota, Airport Revenue Bonds, Series 1998A,
                 5.000%, 1/01/22 - AMBAC Insured


                                       17


                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA (continued)

$       1,500   Minnesota Municipal Power Agency, Electric Revenue                   10/14 at 100.00          A3     $    1,591,650
                 Bonds, Series 2004A, 5.250%, 10/01/24

        5,000   Minnesota Agricultural and Economic Development Board,               11/07 at 102.00         AAA          5,492,000
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 1997A, 5.750%, 11/15/26 -
                 MBIA Insured

       18,990   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 103.00         AAA         23,971,837
                 Sales Tax Revenue Refunding Bonds, Civic Center Project,
                 Series 1996, 7.100%, 11/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.4% (0.3% OF TOTAL INVESTMENTS)

        4,275   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          4,310,440
                 Revenue Bonds, Baptist Memorial Health Care,
                 Series 2004B-1, 5.000%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 3.0% (2.0% OF TOTAL INVESTMENTS)

        2,000   Cole County Industrial Development Authority, Missouri,               2/14 at 100.00         N/R          2,044,560
                 Revenue Bonds, Lutheran Senior Services - Heisinger
                 Project, Series 2004, 5.250%, 2/01/24

        1,520   Missouri Housing Development Commission,                              3/07 at 105.00         AAA          1,522,402
                 GNMA/FNMA Single Family Mortgage Revenue Bonds,
                 Homeownership Loan Program, Series 1996C,
                 7.450%, 9/01/27 (Alternative Minimum Tax)

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
        3,000    5.250%, 6/01/21 - AMBAC Insured                                      6/11 at 101.00         AAA          3,212,220
        4,150    5.250%, 6/01/28 - AMBAC Insured                                      6/11 at 101.00         AAA          4,339,116

        5,720   Missouri Housing Development Commission, Single Family                3/09 at 103.00         AAA          5,952,575
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 1999B-1, 6.700%, 9/01/30 (Alternative Minimum Tax)

       11,120   St. Charles County Francis Howell School District,                      No Opt. Call         AAA         12,275,368
                 Missouri, General Obligation Refunding Bonds,
                 Series 1994A, 7.800%, 3/01/08 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 9.1% (6.0% OF TOTAL INVESTMENTS)

       15,000   Clark County, Nevada, General Obligation Bank Bonds,                  6/11 at 100.00         AAA         15,897,750
                 Southern Nevada Water Authority Loan, Series 2001,
                 5.250%, 6/01/26 - FGIC Insured

       14,810   Clark County School District, Nevada, General Obligation             12/11 at 100.00         AAA         16,713,381
                 Bonds, Series 2001F, 5.500%, 6/15/18 - FSA Insured

       10,410   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         11,800,256
                 Bonds, Series 2002C, 5.500%, 6/15/18 - MBIA Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
        6,425    0.000%, 1/01/29 - AMBAC Insured                                        No Opt. Call         AAA          1,782,616
       12,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         12,448,080

       29,410   Nevada, Limited Tax General Obligation Bonds, Colorado                1/05 at 101.00          AA         29,776,155
                 River Commission, Series 1994, 5.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,570   New Hampshire Housing Finance Agency, Single Family                   1/05 at 101.00         Aa2          2,592,565
                 Residential Mortgage Bonds, Series 1993B, 6.050%, 7/01/25

          835   New Hampshire Housing Finance Agency, Single Family                   7/06 at 102.00         Aa2            864,367
                 Mortgage Acquisition Revenue Bonds, Series 1996B,
                 6.400%, 1/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 6.6% (4.3% OF TOTAL INVESTMENTS)

       10,150   Delaware River Port Authority, Pennsylvania and                       1/10 at 100.00         AAA         11,126,633
                 New Jersey, Revenue Bonds, Port District Project,
                 Series 1999B, 5.625%, 1/01/26 - FSA Insured

       10,000   Essex County Improvement Authority, New Jersey, General              10/10 at 100.00         Aaa         11,684,400
                 Obligation Guaranteed Lease Revenue Bonds, County
                 Correctional Facility Project, Series 2000, 6.000%, 10/01/25
                 (Pre-refunded to 10/01/10) - FGIC Insured

        5,315   New Jersey Housing and Mortgage Finance Agency,                      10/07 at 101.50         AAA          5,517,980
                 Home Buyer Program Revenue Bonds, Series 1997U,
                 5.850%, 4/01/29 (Alternative Minimum Tax) - MBIA Insured

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
        5,000    5.500%, 6/15/19                                                      6/13 at 100.00          A+          5,575,250
        5,410    5.500%, 6/15/20                                                      6/13 at 100.00          A+          6,011,538
        9,250    5.500%, 6/15/23                                                      6/13 at 100.00          A+         10,143,920


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

                New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
$       3,915    6.000%, 1/01/14                                                        No Opt. Call         AAA     $    4,699,135
        7,585    6.000%, 1/01/14 - MBIA Insured                                         No Opt. Call         AAA          9,058,083


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,385   New Mexico Mortgage Finance Authority, Single Family                  3/10 at 102.50         AAA          1,501,575
                 Mortgage Program Bonds, Series 2000D-2, 6.850%, 9/01/31
                 (Alternative Minimum Tax)

        5,585   Santa Fe County, New Mexico, Correctional System Gross                  No Opt. Call         AAA          6,800,296
                 Receipts Tax Revenue Bonds, Series 1997,
                 6.000%, 2/01/27 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 15.9% (10.3% OF TOTAL INVESTMENTS)

        8,850   Erie County Tobacco Asset Securitization Corporation,                 7/10 at 101.00         BBB          8,620,962
                 New York, Senior Tobacco Settlement Asset-Backed
                 Bonds, Series 2000, 6.250%, 7/15/40

       14,580   Long Island Power Authority, New York, Electric System                6/08 at 101.00          A-         15,155,181
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26

        3,000   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA          3,226,950
                 Transportation Revenue Refunding Bonds, Series 2002A,
                 5.125%, 11/15/21 - FGIC Insured

        2,000   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         BBB          2,015,260
                 Pass-Through Bonds, Series 2000, 6.500%, 6/01/35

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1997G:
        1,685    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101.00         Aaa          1,892,525
        4,315    6.000%, 10/15/26                                                    10/07 at 101.00           A          4,726,090

        8,270   New York City, New York, General Obligation Bonds,                      No Opt. Call           A          9,121,148
                 Fiscal Series 2004G, 5.000%, 8/01/14

        5,000   New York City, New York, General Obligation Bonds,                    6/13 at 100.00           A          5,447,500
                 Fiscal Series 2003J, 5.500%, 6/01/23

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1996G:
          755    5.750%, 2/01/07 (Pre-refunded to 2/01/06)                            2/06 at 101.50        A***            803,547
        9,245    5.750%, 2/01/07                                                      2/06 at 101.50           A          9,783,891

       12,500   New York City, New York, General Obligation Bonds,                   10/13 at 100.00           A         13,332,000
                 Fiscal Series 2003D, 5.250%, 10/15/22

        6,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A          6,498,720
                 Fiscal Series 2004C, 5.250%, 8/15/20

                New York City Municipal Water Finance Authority, New York, Water
                and Sewerage System Revenue Bonds, Fiscal Series 1996B:
        2,000    5.750%, 6/15/26 (Pre-refunded to 6/15/06) - MBIA Insured             6/06 at 101.00         AAA          2,145,940
       10,370    5.750%, 6/15/26 - MBIA Insured                                       6/06 at 101.00         AAA         11,082,938

                New York City Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, United Jewish Appeal - Federation of
                Jewish Philanthropies of New York Inc., Series 2004A:
        2,185    5.250%, 7/01/20                                                      7/14 at 100.00         Aa2          2,410,470
        2,050    5.250%, 7/01/21                                                      7/14 at 100.00         Aa2          2,252,889
        2,420    5.250%, 7/01/22                                                      4/14 at 100.00         Aa2          2,645,278
        1,370    5.250%, 7/01/24                                                      4/14 at 100.00         Aa2          1,481,600

                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2004A:
        1,025    5.250%, 7/01/20                                                      7/14 at 100.00          A+          1,120,417
        1,000    5.250%, 7/01/22                                                      7/14 at 100.00          A+          1,083,110
          500    5.250%, 7/01/24                                                      7/14 at 100.00          A+            535,800

                Dormitory Authority of the State of New York, Revenue Bonds,
                Department of Health, Series 1996:

        1,160    5.500%, 7/01/25 (Pre-refunded to 7/01/06) - MBIA Insured             7/06 at 102.00         AAA          1,252,974
          840    5.500%, 7/01/25 - MBIA Insured                                       7/06 at 102.00         AAA            894,734

        1,995   Dormitory Authority of the State of New York, State and               7/14 at 100.00         AA-          2,159,149
                 Local Appropriation Lease Bonds, Upstate Community
                 Colleges, Series 2004B, 5.250%, 7/01/20

        3,080   New York State Medical Care Facilities Finance Agency,                2/05 at 101.00         AAA          3,197,471
                 FHA-Insured Hospital and Nursing Home Mortgage Revenue
                 Bonds, Series 1993B, 5.500%, 2/15/22

       14,000   New York State Urban Development Corporation, Service                   No Opt. Call         AA-         15,644,440
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)


                                       19


                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York City Sales Tax Asset Receivable Corporation, New York,
                Local Government Assistance Corporation Dedicated Revenue Bonds,
                Series 2004A:
$       4,825    5.000%, 10/15/24 (WI, settling 11/04/04) - MBIA Insured             10/14 at 100.00         AAA     $    5,118,312
        1,665    5.000%, 10/15/25 (WI, settling 11/04/04) - MBIA Insured             10/14 at 100.00         AAA          1,755,143

        7,400   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          8,072,586
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

        9,515   Triborough Bridge and Tunnel Authority, New York,                    11/12 at 100.00         AA-         10,059,829
                 General Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.0% (0.7% OF TOTAL INVESTMENTS)

                Charlotte, North Carolina, Certificates of Participation,
                Governmental Facilities Projects, Series 2003G:
        5,785    5.250%, 6/01/22                                                      6/13 at 100.00         AA+          6,225,470
        3,475    5.250%, 6/01/23                                                      6/13 at 100.00         AA+          3,721,447


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 1.2% (0.8% OF TOTAL INVESTMENTS)

        9,650   Dickinson, North Dakota, Health Care Facilities Revenue               2/10 at 102.00          AA         11,598,142
                 Bonds, BHS Long Term Care Inc., Series 1990,
                 7.625%, 2/15/20 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.8% (1.2% OF TOTAL INVESTMENTS)

        4,265   Franklin County, Ohio, Hospital Revenue and Improvement               5/11 at 101.00         Aaa          4,547,599
                 Bonds, Children's Hospital Project, Series 2001,
                 5.500%, 5/01/28 - AMBAC Insured

        2,720   Ohio State University, General Receipts Bonds,                        6/13 at 100.00          AA          2,972,226
                 Series 2003B, 5.250%, 6/01/20

        2,000   Richland County, Ohio, Hospital Facilities Revenue Refunding         11/10 at 101.00          A-          2,187,340
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000A, 6.125%, 11/15/16

        7,000   Steubenville, Ohio, Hospital Facilities Revenue Refunding            10/10 at 100.00          A3          7,612,430
                 and Improvement Bonds, Trinity Health System, Series 2000,
                 6.500%, 10/01/30


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,500   Oregon State Department of Transportation, Highway User              11/14 at 100.00         AA+          2,695,425
                 Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.3% (2.8% OF TOTAL INVESTMENTS)

                Lancaster Higher Education Authority, Pennsylvania,
                Revenue Bonds, Franklin and Marshall College, Series 2003C:
        1,340    5.250%, 4/15/15                                                      4/13 at 100.00          A+          1,483,527
        1,960    5.250%, 4/15/17                                                      4/13 at 100.00          A+          2,141,712

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds,
                General Ordinance, Fifth Series 2004A-1:
        4,505    5.000%, 9/01/21 - FSA Insured                                        9/14 at 100.00         AAA          4,798,366
        4,735    5.000%, 9/01/22 - FSA Insured                                        9/14 at 100.00         AAA          5,011,997

        8,405   Philadelphia Redevelopment Authority, Pennsylvania,                   4/08 at 103.00         N/R          7,633,001
                 Multifamily Housing Mortgage Revenue Bonds, Cricket
                 Court Apartments, Series 1998A, 6.200%, 4/01/25
                 (Alternative Minimum Tax)

        5,295   Philadelphia School District, Pennsylvania, General                   9/05 at 101.00         AAA          5,512,042
                 Obligation Bonds, Series 1995B, 5.500%, 9/01/25
                 (Pre-refunded to 9/01/05) - AMBAC Insured

       14,000   State Public School Building Authority, Pennsylvania,                 6/13 at 100.00         AAA         15,013,740
                 Lease Revenue Bonds, Philadelphia School District Project,
                 Series 2003, 5.250%, 6/01/24 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.6% (0.4% OF TOTAL INVESTMENTS)

        5,770   Puerto Rico Electric Power Authority, Power Revenue                   7/05 at 100.00       A-***          5,914,019
                 Bonds, Series 1995X, 5.500%, 7/01/25 (Pre-refunded
                 to 7/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,380   Providence Redevelopment Agency, Rhode Island, Revenue                4/10 at 101.00         Aaa          1,561,001
                 Bonds, Public Safety and Municipal Building Projects,
                 Series 1999A, 5.625%, 4/01/15 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 5.4% (3.5% OF TOTAL INVESTMENTS)

        8,610   Dorchester County School District 2, South Carolina,                 12/14 at 100.00           A          9,043,083
                 Installment Purchase Revenue Bonds, GROWTH,
                 Series 2004, 5.250%, 12/01/24


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds, Series 2003:
$       5,090    5.250%, 12/01/18                                                    12/13 at 100.00         AA-     $    5,506,158
        3,595    5.250%, 12/01/20                                                    12/13 at 100.00         AA-          3,849,562
        1,865    5.250%, 12/01/21                                                    12/13 at 100.00         AA-          1,985,498

                Lexington County Health Service District, South Carolina,
                Hospital Revenue Bonds, Series 2004:
        1,805    6.000%, 5/01/19                                                      5/14 at 100.00           A          2,016,221
        2,400    5.500%, 5/01/24                                                      5/14 at 100.00           A          2,516,184

       15,000   South Carolina JOBS Economic Development Authority,                   8/13 at 100.00         BBB         16,045,950
                 Hospital Refunding and Improvement Revenue Bonds,
                 Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34

                Tobacco Settlement Revenue Management Authority, South Carolina,
                Tobacco Settlement Asset-Backed Bonds, Series 2001B:
        7,500    6.375%, 5/15/28                                                      5/11 at 101.00         BBB          7,115,400
        4,150    6.375%, 5/15/30                                                        No Opt. Call         BBB          3,873,444


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        2,045   South Dakota State University, Revenue Bonds, Housing                 4/14 at 100.00         AAA          2,203,324
                 and Auxiliary Facilities, Series 2004, 5.000%, 4/01/20 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.4% (0.3% OF TOTAL INVESTMENTS)

        4,000   Tennessee Housing Development Agency, Homeownership                   7/13 at 100.00          AA          4,226,760
                 Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 13.1% (8.6% OF TOTAL INVESTMENTS)

       10,205   Alliance Airport Authority, Texas, Special Facilities Revenue        12/04 at 100.00         CCC          6,547,528
                 Bonds, American Airlines Inc., Series 1990,
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        3,289   Austin Housing Finance Corporation, Texas, GNMA                      12/10 at 105.00         Aaa          3,711,242
                 Collateralized Multifamily Housing Revenue Bonds,
                 Fairway Village Project, Series 2000A, 7.375%, 6/20/35
                 (Alternative Minimum Tax)

        2,150   Brazos River Authority, Texas, Pollution Control Revenue             10/13 at 101.00         BBB          2,298,974
                 Bonds, TXU Energy Company LLC, Series 2003C,
                 6.750%, 10/01/38 (Alternative Minimum Tax)

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
        4,850    6.000%, 2/15/16 (Pre-refunded to 2/15/10)                            2/10 at 100.00         AAA          5,600,780
          175    6.000%, 2/15/16                                                      2/10 at 100.00         AAA            198,909

          865   Harlingen Housing Finance Corporation, Texas, GNMA/FNMA               9/10 at 105.00         AAA            921,528
                 Single Family Mortgage Revenue Bonds, Series 2000A,
                 6.700%, 9/01/33 (Alternative Minimum Tax)

        4,000   Harris County-Houston Sports Authority, Texas, Junior Lien           11/11 at 100.00         AAA          4,125,240
                 Revenue Refunding Bonds, Series 2001B,
                 5.250%, 11/15/40 - MBIA Insured

                Harris County Hospital District, Texas, Revenue Refunding
                Bonds, Series 1990:
        3,460    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          3,772,265
        5,940    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          6,745,345

       19,125   Harris County Hospital District, Texas, Revenue Refunding             8/10 at 100.00         AAA         21,767,693
                 Bonds, Series 2000, 6.000%, 2/15/15 - MBIA Insured

        6,000   Houston, Texas, General Obligation Public Improvement                 3/11 at 100.00         AAA          6,705,540
                 Bonds, Series 2001B, 5.500%, 3/01/15 - FSA Insured

        9,250   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA         10,022,468
                 Bonds, Series 2000B, 5.500%, 7/01/30 - FSA Insured

        5,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          5,366,500
                 Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured

        3,400   Lower Colorado River Authority, Texas, Revenue Refunding              5/13 at 100.00         AAA          3,635,144
                 and Improvement Bonds, Series 2003, 5.250%, 5/15/24 -
                 AMBAC Insured

        1,505   Lower Colorado River Authority, Texas, Contract Revenue               5/13 at 100.00         AAA          1,614,654
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003C, 5.250%, 5/15/23 - AMBAC Insured

        4,000   Tarrant County Health Facilities Development Corporation,            11/10 at 101.00           A          4,374,200
                 Texas, Hospital Revenue Bonds, Adventist Health System -
                 Sunbelt Obligated Group, Series 2000, 6.700%, 11/15/30


                                       21


                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      12,020   Tarrant County Health Facilities Development Corporation,            12/10 at 105.00         Aaa     $   13,865,431
                 Texas, GNMA Collateralized Mortgage Loan Revenue
                 Bonds, Eastview Nursing Home, Ebony Lake Nursing
                 Center, Ft. Stockton Nursing Center, Lynnhaven Nursing
                 Center and Mission Oaks Manor, Series 2000A-1,
                 7.625%, 12/20/32

        5,000   Tarrant Regional Water District, Texas, Water Revenue                 3/13 at 100.00         AAA          5,508,100
                 Refunding and Improvement Bonds, Series 1999,
                 5.250%, 3/01/17 - FSA Insured

       10,000   Texas A & M University, Financing System Revenue Bonds,               5/09 at 100.00         AAA         10,846,400
                 Series 1999, 5.550%, 5/15/29 - MBIA Insured

       25,000   Texas Turnpike Authority, First Tier Revenue Bonds,                     No Opt. Call         AAA          9,279,500
                 Central Texas Turnpike System, Series 2002A,
                 0.000%, 8/15/24 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.2% (0.2% OF TOTAL INVESTMENTS)

        2,305   Utah Housing Finance Agency, Single Family Mortgage                   7/07 at 101.50         AAA          2,381,664
                 Bonds, Series 1997F, 5.750%, 7/01/28 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,645   Vermont Housing Finance Agency, Single Family Housing                 6/07 at 101.50         AAA          1,703,496
                 Bonds, Series 1997-9, 5.900%, 5/01/29 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        4,870   Virginia Beach Development Authority, Virginia,                      10/14 at 100.00         N/R          4,603,806
                 Multifamily Residential Rental Housing Revenue Bonds,
                 Mayfair Apartments I and II, Series 1999,
                 7.500%, 10/01/39 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 7.9% (5.2% OF TOTAL INVESTMENTS)

                Public Utility District 1, Chelan County, Washington, Revenue
                Bonds, Chelan Hydro Consolidated System, Series 1997A:
       11,820    5.650%, 7/01/32 (Alternative Minimum Tax)                            7/07 at 102.00          AA         12,221,644
                 (Optional put 7/01/09) (Mandatory put 7/01/24)
        8,000    5.650%, 7/01/32 (Alternative Minimum Tax)                            7/07 at 102.00          AA          8,245,600
                 (Optional put 7/01/09) (Mandatory put 7/01/27)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,870,050
                 Bonds, Columbia Generating Station, Series 2002C,
                 5.750%, 7/01/17 - MBIA Insured

        3,125   Skagit County Public Hospital District 1, Washington,                 6/14 at 100.00         Aaa          3,471,875
                 Revenue Bonds, Skagit Valley Hospital, Series 2004A,
                 5.375%, 12/01/20 - MBIA Insured

        5,000   Snohomish County, Washington, Limited Tax General                    12/11 at 100.00         AAA          5,289,300
                 Obligation Bonds, Series 2001, 5.250%, 12/01/26 -
                 MBIA Insured

        4,750   Washington State Healthcare Facilities Authority, Revenue            11/08 at 101.00         Aaa          5,015,098
                 Bonds, Swedish Health Services, Series 1998,
                 5.125%, 11/15/22 - AMBAC Insured

       14,500   Washington Public Power Supply System, Revenue                        7/08 at 102.00         Aaa         15,762,805
                 Refunding Bonds, Nuclear Project 2, Series 1998A,
                 5.000%, 7/01/12

                Washington Public Power Supply System, Revenue Refunding Bonds,
                Nuclear Project 3, Series 1997A:
        5,220    5.250%, 7/01/14 - FSA Insured                                        7/07 at 102.00         AAA          5,697,056
        9,350    5.250%, 7/01/15                                                      7/07 at 102.00         Aaa          9,880,893

        7,775   Washington Public Power Supply System, Revenue Refunding              7/08 at 102.00         Aaa          8,220,119
                 Bonds, Nuclear Project 3, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.8% (1.8% OF TOTAL INVESTMENTS)

                Milwaukee Redevelopment Authority, Wisconsin, Lease
                Revenue Bonds, Public Schools, Series 2003A:
        1,000    5.125%, 8/01/22 - AMBAC Insured                                      8/13 at 100.00         AAA          1,066,890
        1,345    5.125%, 8/01/23                                                      8/13 at 100.00         AAA          1,425,861

                Wisconsin, General Obligation Bonds, Series 2004-3:
        1,720    5.250%, 5/01/19 - FGIC Insured                                       5/14 at 100.00         AAA          1,903,679
        1,265    5.250%, 5/01/21 - FGIC Insured                                       5/14 at 100.00         AAA          1,385,352

        1,000   Wisconsin Health and Educational Facilities Authority,                7/11 at 100.00          A-          1,066,270
                 Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
                 6.000%, 7/01/21

        2,175   Wisconsin Health and Educational Facilities Authority,               10/11 at 100.00         BBB          2,282,228
                 Revenue Bonds, Carroll College Inc., Series 2001,
                 6.125%, 10/01/16


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       2,000   Wisconsin Health and Educational Facilities Authority,                8/13 at 100.00           A     $    2,036,360
                 Revenue Bonds, Wheaton Franciscan Services Inc.,
                 Series 2003A, 5.250%, 8/15/25

        9,000   Wisconsin Health and Educational Facilities Authority,                4/13 at 100.00        BBB+          9,590,130
                 Revenue Bonds, Aurora Health Care Inc., Series 2003,
                 6.400%, 4/15/33

        6,025   Wisconsin Health and Educational Facilities Authority,                9/13 at 100.00          A-          6,377,932
                 Revenue Bonds, Franciscan Sisters of Christian Charity
                 Healthcare Ministry, Series 2003A, 6.000%, 9/01/22
------------------------------------------------------------------------------------------------------------------------------------
$   1,477,320   Total Long-Term Investments (cost $1,394,994,020) - 152.1%                                            1,475,006,411
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                     19,532,346
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.1)%                                                       (525,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  969,538,757
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    # On December 9, 2002, UALCorporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                 See accompanying notes to financial statements.

                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
                            Portfolio of
                                    INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.4% (0.9% OF TOTAL INVESTMENTS)

$       8,255   University of South Alabama, Student Tuition Revenue Bonds,           3/14 at 100.00         Aaa     $    8,693,423
                 Series 2004, 5.000%, 3/15/24 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.0% (0.7% OF TOTAL INVESTMENTS)

        2,850   Maricopa County Industrial Development Authority, Arizona,            1/07 at 102.00         AAA          3,249,513
                 Multifamily Housing Revenue Bonds, Place Five and
                 The Greenery Apartments, Series 1996A, 6.625%, 1/01/27

        2,945   Pima County Industrial Development Authority, Arizona,                1/05 at 101.50         AAA          3,110,804
                 Lease Obligation Revenue Refunding Bonds, Tucson
                 Electric Power Company, Series 1988A, 7.250%, 7/15/10 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 10.4% (6.9% OF TOTAL INVESTMENTS)

                California Educational Facilities Authority, Revenue Refunding
                Bonds, Loyola Marymount University, Series 2001A:
        3,255    0.000%, 10/01/23 - MBIA Insured                                        No Opt. Call         Aaa          1,279,703
        5,890    0.000%, 10/01/24 - MBIA Insured                                        No Opt. Call         Aaa          2,161,807
        7,615    0.000%, 10/01/25 - MBIA Insured                                        No Opt. Call         Aaa          2,620,093

                California, General Obligation Bonds, Series 2004:
        5,000    5.000%, 4/01/10                                                        No Opt. Call           A          5,490,300
        8,000    5.125%, 2/01/25                                                      2/14 at 100.00           A          8,396,160

        5,690   California Department of Veterans Affairs, Home Purchase              6/12 at 101.00         AAA          6,111,401
                 Revenue Bonds, Series 2002A, 5.300%, 12/01/21 -
                 AMBAC Insured

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        4,000    6.000%, 5/01/15                                                      5/12 at 101.00          A2          4,682,720
        5,500    5.375%, 5/01/21                                                      5/12 at 101.00          A2          5,978,500

        2,500   California, Economic Recovery Revenue Bonds,                            No Opt. Call         AA-          2,855,125
                 Series 2004A, 5.250%, 7/01/14

        1,900   Chula Vista, California, Industrial Development Revenue               6/14 at 102.00          A2          2,037,636
                 Bonds, San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

       30,000   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA         14,457,900
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21

        2,220   San Diego Redevelopment Agency, California, Subordinate               9/14 at 100.00         AAA          2,383,103
                 Lien Tax Allocation Bonds, Centre City Project, Series 2004A,
                 5.000%, 9/01/20 - XLCA Insured

          960   San Francisco Redevelopment Agency, California, Hotel Tax             1/05 at 102.00         AAA            983,098
                 Revenue Bonds, Series 1994, 6.750%, 7/01/25 - FSA Insured

        6,000   San Jose Redevelopment Agency, California, Tax Allocation             8/14 at 100.00         AAA          6,659,400
                 Bonds, Merged Area Redevelopment Project, Series 2004A,
                 5.250%, 8/01/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,700   Centennial Water and Sanitation District, Colorado, Water            12/14 at 100.00         AAA          1,815,889
                 and Sewerage Revenue Bonds, Series 2004,
                 5.000%, 12/01/22 - FGIC Insured

          350   Colorado Housing Finance Authority, Single Family Program            12/05 at 105.00         Aa2            351,859
                 Senior Bonds, Series 1995D, 7.375%, 6/01/26
                 (Alternative Minimum Tax)

          400   Denver City and County, Colorado, Airport System Revenue                No Opt. Call           A            489,236
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        1,700   Denver City and County, Colorado, FHA-Insured Mortgage               10/07 at 102.00         AAA          1,756,066
                 Loan, Multifamily Housing Revenue Bonds, Boston Lofts
                 Project, Series 1997A, 5.750%, 10/01/27 (Alternative
                 Minimum Tax)


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 2.4% (1.6% OF TOTAL INVESTMENTS)

$       3,170   Connecticut Housing Finance Authority, Housing Mortgage               5/06 at 102.00         AAA     $    3,325,584
                 Finance Program Bonds, Series 1996C-2, 6.250%, 11/15/18

                Connecticut, Special Tax Obligation Transportation Infrastructure
                Purpose Bonds, Series 2003B:
        8,310    5.000%, 1/01/21 - FGIC Insured                                       1/14 at 100.00         AAA          8,945,632
        3,000    5.000%, 1/01/24 - FGIC Insured                                       1/14 at 100.00         AAA          3,170,430


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.7% (1.1% OF TOTAL INVESTMENTS)

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
       11,720    0.000%, 4/01/27 - MBIA Insured                                        4/11 at 39.61         AAA          3,281,014
       13,780    0.000%, 4/01/28 - MBIA Insured                                        4/11 at 37.21         AAA          3,616,699
       15,855    0.000%, 4/01/29 - MBIA Insured                                        4/11 at 35.07         AAA          3,902,550


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.3% (1.5% OF TOTAL INVESTMENTS)

        1,700   Miami-Dade County, Florida, Beacon Tradeport Community                5/12 at 102.00          AA          1,832,957
                 Development District, Special Assessment Bonds,
                 Commercial Project, Series 2002A, 5.625%, 5/01/32 -
                 RAAI Insured

        5,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA          5,331,250
                 5.750%, 10/01/18 (Alternative Minimum Tax) - MBIA Insured

        2,500   Escambia County Health Facilities Authority, Florida, Health         10/08 at 101.00          A3          2,529,150
                 Facility Revenue Refunding Bonds, Baptist Hospital and
                 Baptist Manor, Series 1998, 5.125%, 10/01/19

          920   Florida Housing Finance Corporation, Homeowner Mortgage               1/10 at 100.00         AAA            972,026
                 Revenue Bonds, Series 2000-11, 5.850%, 1/01/22
                 (Alternative Minimum Tax) - FSA Insured

        3,600   Hillsborough County Industrial Development Authority,                 4/10 at 101.00         N/R          3,940,128
                 Florida, Exempt Facilities Revenue Bonds, National Gypsum
                 Company Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.3% (0.9% OF TOTAL INVESTMENTS)

          500   Chatham County Hospital Authority, Savannah, Georgia,                 1/14 at 100.00          A-            516,780
                 Hospital Revenue Bonds, Memorial Health University
                 Medical Center Inc., Series 2004A, 5.375%, 1/01/26

          215   Fulton County Housing Authority, Georgia, GNMA                        9/06 at 102.00         AAA            223,400
                 Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Refunding Bonds, Series 1996A,
                 6.200%, 9/01/27 (Alternative Minimum Tax)

                Municipal Electric Authority of Georgia, Combustion Turbine
                Revenue Bonds, Series 2003A:
        3,415    5.250%, 11/01/15 - MBIA Insured                                     11/13 at 100.00         AAA          3,832,552
        3,365    5.000%, 11/01/18 - MBIA Insured                                     11/13 at 100.00         AAA          3,647,828


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 1.6% (1.1% OF TOTAL INVESTMENTS)

          630   Idaho Housing Agency, Senior Lien Single Family Mortgage              7/05 at 102.00         Aaa            633,572
                 Bonds, Series 1995F, 6.450%, 7/01/27 (Alternative
                 Minimum Tax)

        3,210   Idaho Housing Agency, FHA-Insured Mortgage Revenue                    6/05 at 102.00         Aa2          3,292,561
                 Bonds, Park Place Project, Series 1995A, 6.500%, 12/01/36
                 (Alternative Minimum Tax)

        3,160   Idaho Housing and Finance Association, GNMA Housing                   3/12 at 105.00         Aaa          3,615,577
                 Revenue Refunding Bonds, Wedgewood Terrace Project,
                 Series 2002A-1, 7.250%, 3/20/37

          675   Idaho Housing and Finance Association, Single Family                  7/06 at 102.00         Aaa            700,697
                 Mortgage Bonds, Series 1996G, 6.350%, 7/01/26
                 (Alternative Minimum Tax)

          980   Idaho Housing and Finance Association, Single Family                  1/10 at 100.00         Aa2          1,044,092
                 Mortgage Bonds, Series 2000B, 6.250%, 7/01/22
                 (Alternative Minimum Tax)

        1,005   Idaho Housing and Finance Association, Single Family                  7/10 at 100.00         Aaa          1,010,608
                 Mortgage Bonds, Series 2000E, 5.950%, 7/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 17.3% (11.5% OF TOTAL INVESTMENTS)

       11,200   Chicago, Illinois, General Obligation Bonds, Series 1995A-1,          1/06 at 102.00         AAA         11,683,728
                 5.125%, 1/01/25 - AMBAC Insured

        1,000   Chicago, Illinois, General Obligation Refunding Bonds,                7/08 at 102.00         AAA          1,092,630
                 Series 1998, 5.250%, 1/01/20 - FGIC Insured

       22,670   Chicago, Illinois, General Obligation Bonds, City Colleges              No Opt. Call         AAA          8,200,419
                 of Chicago Capital Improvement Project, Series 1999,
                 0.000%, 1/01/25 - FGIC Insured

        5,000   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          2,349,400
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 0.000%, 12/01/20 - FGIC Insured


                                       25


                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,175   Chicago, Illinois, GNMA Collateralized Multifamily Housing            6/09 at 102.00         Aaa     $    1,231,518
                 Revenue Bonds, Bryn Mawr-Belle Shores Project,
                 Series 1997, 5.800%, 6/01/23 (Alternative Minimum Tax)

        3,705   Chicago, Illinois, Tax Increment Allocation Bonds,                    1/07 at 102.00         N/R          3,839,454
                 Read-Dunning Redevelopment Project, Series 1996B,
                 7.250%, 1/01/14

        3,530   Chicago, Illinois, Tax Increment Allocation Bonds, Sanitary           1/07 at 102.00         N/R          3,688,885
                 Drainage and Ship Canal Redevelopment Project,
                 Series 1997A, 7.750%, 1/01/14

        4,865   Cook County Community Consolidated School District 15,                  No Opt. Call         Aaa          2,285,966
                 Palatine, Illinois, General Obligation Bonds, Series 2001,
                 0.000%, 12/01/20 - FGIC Insured

        6,190   Cook County Community High School District 219,                         No Opt. Call         Aaa          2,908,557
                 Niles Township, Illinois, General Obligation Capital
                 Appreciation Bonds, Series 2001, 0.000%, 12/01/20 -
                 MBIA Insured

        2,665   DuPage County Forest Preserve District, Illinois, General               No Opt. Call         AAA          3,047,481
                 Obligation Bonds, Series 2003, 5.250%, 10/01/15

        2,850   East Saint Louis, Illinois, FHA-Insured Section 8 Assisted            1/05 at 101.00         AAA          2,881,065
                 Mortgage Revenue Refunding Bonds, Dawson Manor
                 Apartments, Series 1994A, 6.500%, 7/01/24 - MBIA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        2,000    5.250%, 11/15/14                                                     5/14 at 100.00           A          2,173,540
        4,420    5.250%, 11/15/15                                                     5/14 at 100.00           A          4,770,197

                Illinois Finance Authority, Revenue Bonds, University of
                Chicago, Series 2004A:
        1,000    5.000%, 7/01/24 (WI, settling 11/10/04)                              7/14 at 100.00         Aa1          1,048,800
        1,000    5.000%, 7/01/25 (WI, settling 11/10/04)                              7/14 at 100.00         Aa1          1,042,390

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call          A+          3,480,870
                 Lutheran General Health System, Series 1993C,
                 6.000%, 4/01/18

        3,000   Illinois Health Facilities Authority, Revenue Bonds, Lake             7/13 at 100.00          A-          3,192,480
                 Forest Hospital, Series 2003, 6.000%, 7/01/33

                Illinois Housing Development Authority, Housing Finance
                Bonds, Series 2000A:
          855    5.750%, 9/01/10 (Alternative Minimum Tax)                            3/10 at 100.00          AA            899,161
        1,245    6.200%, 9/01/20 (Alternative Minimum Tax)                            3/10 at 100.00          AA          1,296,929

       11,000   Illinois, General Obligation Bonds, Illinois FIRST Program,             No Opt. Call         AAA         13,385,570
                 Series 2001, 6.000%, 11/01/26 - FGIC Insured

                Illinois, General Obligation Bonds, Illinois FIRST Program,
                Series 2002:
        9,000    5.250%, 8/01/12 - MBIA Insured                                         No Opt. Call         AAA         10,209,600
        2,000    5.500%, 2/01/18 - FGIC Insured                                       2/12 at 100.00         AAA          2,258,340

        4,020   Lake, Cook, Kane and McHenry Counties Community Unit                    No Opt. Call         AAA          4,609,252
                 School District 220, Barrington, Illinois, School Refunding
                 Bonds, Series 2002, 5.250%, 12/01/20 - FSA Insured

                Lake County Community Unit School District 60, Waukegan,
                Illinois, General Obligation Refunding Bonds, Series 2001B:
        3,230    0.000%, 11/01/19 - FSA Insured                                         No Opt. Call         Aaa          1,620,459
        1,740    0.000%, 11/01/21 - FSA Insured                                         No Opt. Call         Aaa            772,804

       17,945   McHenry and Kane Counties Community Consolidated                        No Opt. Call         Aaa          7,801,589
                 School District 158, Huntley, Illinois, General Obligation
                 Bonds, Series 2003, 0.000%, 1/01/22 - FGIC Insured

        4,505   McHenry County Community Consolidated School District 47,             2/09 at 100.00         Aaa          5,002,893
                 Crystal Lake, Illinois, General Obligation Refunding Bonds,
                 Series 1999, 5.750%, 2/01/19 - FSA Insured

        2,910   McHenry County Community High School District 154,                      No Opt. Call         Aaa          1,344,886
                 Marengo, Illinois, Capital Appreciation School Bonds,
                 Series 2001, 0.000%, 1/01/21 - FGIC Insured

        2,540   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          2,607,539
                 Bonds, McCormick Place Expansion Project, Series 2002A,
                 5.000%, 12/15/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.3% (2.2% OF TOTAL INVESTMENTS)

        1,000   Ball State University, Indiana, Student Fee Revenue Bonds,            1/12 at 100.00         AAA          1,141,570
                 Series 2002K, 5.750%, 7/01/20 - FGIC Insured

        6,031   Greenfield, Indiana, GNMA Multifamily Housing Revenue                12/05 at 105.00         Aaa          6,266,450
                 Bonds, Pedcor Investments Project, Series 1996A,
                 6.200%, 12/01/28 (Alternative Minimum Tax)


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       2,875   Indiana Bond Bank, State Revolving Fund Program                       2/05 at 102.00         AAA     $    2,969,013
                 Guarantee Revenue Bonds, Series 1995A, 6.750%, 2/01/17
                 (Pre-refunded to 2/01/05)

        3,500   Indiana Bond Bank, Special Program Bonds, East Chicago                2/10 at 101.00         AAA          4,000,920
                 Facilities Building Corporation, Series 2000A,
                 6.125%, 2/01/25 - AMBAC Insured

                Indiana Transportation Finance Authority, Highway
                Revenue Bonds, Series 2000:
          805    5.375%, 12/01/25 (Pre-refunded to 12/01/10)                         12/10 at 100.00      Aa2***            913,095
        4,195    5.375%, 12/01/25                                                    12/10 at 100.00         Aa2          4,540,584

        1,000   Shelbyville Elementary School Building Corporation,                   7/11 at 100.00         AAA          1,081,650
                 Shelby County, Indiana, First Mortgage Bonds, Series 2001,
                 5.000%, 7/05/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.9% (1.3% OF TOTAL INVESTMENTS)

        8,000   Iowa Finance Authority, Hospital Facilities Revenue Bonds,            7/08 at 102.00         AAA          8,203,040
                 Iowa Health System, Series 1998A, 5.125%, 1/01/28 -
                 MBIA Insured

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds,                     7/10 at 100.00          A1          2,167,620
                 Genesis Medical Center, Series 2000, 6.250%, 7/01/25

        2,000   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         BBB          1,694,500
                 Asset-Backed Revenue Bonds, Series 2001B,
                 5.300%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

          275   Sedgwick and Shawnee Counties, Kansas, GNMA                             No Opt. Call         Aaa            276,689
                 Collateralized Single Family Mortgage Revenue
                 Refunding Bonds, Series 1994A-1, 7.900%, 5/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.5% (1.6% OF TOTAL INVESTMENTS)

        1,000   Bossier Public Trust Financing Authority, Louisiana,                  8/05 at 102.00         AAA          1,028,770
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1995B, 6.125%, 8/01/28

        4,045   East Baton Rouge Parish Mortgage Finance Authority,                  10/05 at 102.00         Aaa          4,169,505
                 Louisiana, GNMA/FNMA Mortgage-Backed Securities
                 Program Single Family Mortgage Revenue Bonds,
                 Series 1994C, 6.350%, 10/01/28
                 (Alternative Minimum Tax)

        3,230   Jefferson Sales Tax District, Jefferson Parish, Louisiana,           12/12 at 100.00         AAA          3,503,064
                 Special Sales Tax Revenue Refunding Bonds, Series 2002,
                 5.250%, 12/01/21 - AMBAC Insured

        3,305   New Orleans Home Mortgage Authority, Louisiana,                       6/05 at 102.00         Aaa          3,390,566
                 GNMA/FNMA Single Family Mortgage Revenue
                 Bonds, Series 1995A, 6.300%, 6/01/28 (Alternative
                 Minimum Tax)

        3,460   Orleans Levee District, Louisiana, Levee District General            12/05 at 103.00         AAA          3,710,642
                 Obligation Bonds, Series 1986, 5.950%, 11/01/15 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.2% (0.2% OF TOTAL INVESTMENTS)

        1,390   Maryland Health and Higher Educational Facilities                     7/14 at 100.00           A          1,498,642
                 Authority, Revenue Bonds, LifeBridge Health System,
                 Series 2004A, 5.250%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 6.7% (4.4% OF TOTAL INVESTMENTS)

                Massachusetts, General Obligation Bonds, Consolidated
                Loan, Series 2002E:
       11,400    5.250%, 1/01/21 (Pre-refunded to 1/01/13) - FSA Insured              1/13 at 100.00         AAA         12,854,184
        1,850    5.250%, 1/01/21 (Pre-refunded to 1/01/13) - FSA Insured              1/13 at 100.00         AAA          2,085,986

        1,000   Massachusetts Development Finance Authority, Revenue                 10/14 at 100.00         BBB          1,036,680
                 Bonds, Hampshire College, Series 2004, 5.700%, 10/01/34

        2,925   Massachusetts Development Finance Agency, Pioneer                       No Opt. Call         N/R          3,204,396
                 Valley Resource Recovery Revenue Bonds, Eco/Springfield
                 LLC Project, Series 2000A, 8.375%, 7/01/14 (Alternative
                 Minimum Tax)

        2,750   Massachusetts Health and Educational Facilities                       5/12 at 100.00         AAA          2,848,643
                 Authority, Revenue Bonds, New England Medical
                 Center Hospitals, Series 2002H, 5.000%, 5/15/25 -
                 FGIC Insured

        9,175   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00          AA          9,970,564
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 5.700%, 10/01/25 - RAAI Insured

                Massachusetts, Special Obligation Dedicated Tax Revenue
                Bonds, Series 2004:
        2,250    5.250%, 1/01/21 - FGIC Insured                                       1/14 at 100.00         AAA          2,459,520
        4,000    5.250%, 1/01/24 - FGIC Insured                                       1/14 at 100.00         AAA          4,312,000


                                       27


                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$       3,605   Massachusetts Water Resources Authority, General Revenue Bonds,      12/04 at 102.00         AAA     $    3,688,131
                 Series 1993C, 5.250%, 12/01/20 (Pre-refunded to 12/01/04) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.4% (1.6% OF TOTAL INVESTMENTS)

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                Limited Tax General Obligation Bonds, Devos Place Project,
                Series 2001:
        7,660    0.000%, 12/01/21                                                       No Opt. Call         AAA          3,486,143
        7,955    0.000%, 12/01/22                                                       No Opt. Call         AAA          3,402,910
        8,260    0.000%, 12/01/23                                                       No Opt. Call         AAA          3,311,517
        8,575    0.000%, 12/01/24                                                       No Opt. Call         AAA          3,214,082

        2,000   Michigan State Hospital Finance Authority, Revenue                    8/05 at 100.00         Ba3          1,949,560
                 Refunding Bonds, Detroit Medical Center Obligated
                 Group, Series 1993A, 6.375%, 8/15/09


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 5.2% (3.4% OF TOTAL INVESTMENTS)

        6,995   Champlin, Minnesota, GNMA Guaranteed Senior                           6/12 at 105.00         Aaa          7,087,124
                 Housing Revenue Bonds, Champlin Shores Senior
                 Living Center, Series 2002A, 3.000%, 12/20/43

        6,250   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00           A          6,392,875
                 Allete Inc., Series 2004, 4.950%, 7/01/22

                Minneapolis-St. Paul Housing and Redevelopment
                Authority, Minnesota, Revenue Bonds, HealthPartners
                Inc., Series 2003:
        1,000    6.000%, 12/01/18                                                    12/13 at 100.00        BBB+          1,077,950
        1,050    5.875%, 12/01/29                                                    12/13 at 100.00        BBB+          1,083,495

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,177,210
                 Minnesota, Subordinate Airport Revenue Bonds,
                 Series 2001C, 5.250%, 1/01/26 - FGIC Insured

        2,400   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          2,560,344
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25 - FGIC Insured

        1,000   Minnesota Municipal Power Agency, Electric Revenue                   10/14 at 100.00          A3          1,086,990
                 Bonds, Series 2004A, 5.250%, 10/01/19

        1,385   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+          1,393,005
                 Bonds, Series 2000C, 6.100%, 7/01/30 (Alternative
                 Minimum Tax)

        2,290   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/05 at 102.00         AAA          2,344,181
                 Series 1995D, 5.950%, 2/01/18 - MBIA Insured

        1,090   Minnesota Housing Finance Agency, Single Family Mortgage              1/06 at 102.00         AA+          1,126,253
                 Bonds, Series 1996G, 6.250%, 7/01/26 (Alternative
                 Minimum Tax)

        1,840   Minnesota Housing Finance Agency, Single Family Remarketed            1/11 at 101.00         AA+          1,939,691
                 Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31
                 (Alternative Minimum Tax)

        1,620   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet               7/14 at 100.00          A-          1,708,096
                 Health Services, Series 2003B, 5.500%, 7/01/25

        2,000   Southern Minnesota Municipal Power Agency, Power Supply               1/05 at 100.00         Aaa          2,028,280
                 System Revenue Bonds, Series 1992B, 5.750%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,475   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          2,495,518
                 Revenue Bonds, Baptist Memorial Health Care,
                 Series 2004B-1, 5.000%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 6.3% (4.2% OF TOTAL INVESTMENTS)

        2,000   Cole County Industrial Development Authority, Missouri,               2/14 at 100.00         N/R          2,044,560
                 Revenue Bonds, Lutheran Senior Services - Heisinger
                 Project, Series 2004, 5.250%, 2/01/24

        9,000   Kansas City, Missouri, General Improvement Airport Revenue            9/12 at 100.00         AAA          9,952,200
                 Bonds, Series 2003B, 5.250%, 9/01/17 - FGIC Insured

        6,445   Missouri, Water Pollution Control Revenue Refunding                  10/12 at 100.00         AAA          7,043,354
                 Bonds, Series 2002B, 5.000%, 10/01/18

        4,095   Missouri, General Obligation Refunding Bonds, Fourth State           10/12 at 100.00         AAA          4,475,180
                 Building, Series 2002A, 5.000%, 10/01/18

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
        2,500    5.250%, 6/01/21 - AMBAC Insured                                      6/11 at 101.00         AAA          2,676,850
        2,000    5.250%, 6/01/28 - AMBAC Insured                                      6/11 at 101.00         AAA          2,091,140


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI (continued)

$       2,500   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA     $    2,618,800
                 Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24

        1,200   Missouri Health and Educational Facilities Authority, Revenue         2/14 at 100.00        BBB+          1,238,424
                 Bonds, Lake Regional Health System, Series 2003,
                 5.125%, 2/15/18

        5,500   St. Louis County Industrial Development Authority, Missouri,         12/04 at 100.00         N/R          5,505,500
                 Revenue Bonds, Kiel Center Multipurpose Arena,
                 Series 1992, 7.625%, 12/01/09 (Alternative Minimum Tax)

        2,200   St. Louis, Missouri, Airport Revenue Bonds, Airport                   7/11 at 100.00         AAA          2,316,820
                 Development Program, Series 2001A, 5.125%, 7/01/22 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.2% (0.2% OF TOTAL INVESTMENTS)

        1,470   Municipal Energy Agency of Nebraska, Power Supply System              4/13 at 100.00         AAA          1,583,352
                 Revenue Bonds, Series 2003A, 5.250%, 4/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 5.5% (3.6% OF TOTAL INVESTMENTS)

        4,000   Clark County, Nevada, Subordinate Lien Airport Revenue                7/14 at 100.00         AAA          4,219,440
                 Bonds, Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

        5,795   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA          6,092,168
                 Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 AMBAC Insured

        4,000   Clark County, Nevada, Industrial Development Revenue Bonds,          12/04 at 100.00         AAA          4,138,320
                 Nevada Power Company Project, Series 1992A,
                 6.700%, 6/01/22 (Alternative Minimum Tax) - FGIC Insured

       10,410   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         11,800,256
                 Bonds, Series 2002C, 5.500%, 6/15/18 - MBIA Insured

        7,315   Washoe County School District, Nevada, General Obligation               No Opt. Call         AAA          8,585,908
                 Refunding Bonds, Series 2002B, 5.500%, 6/01/17 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.5% (2.3% OF TOTAL INVESTMENTS)

        5,615   Essex County Improvement Authority, New Jersey, Lease                12/13 at 100.00         Aaa          6,105,021
                 Revenue Bonds, Series 2003, 5.125%, 12/15/20 -
                 FSA Insured

        4,310   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101.50         AAA          4,522,699
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.650%, 5/01/40 (Alternative Minimum Tax) - AMBAC Insured

        3,400   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00          A+          3,746,698
                 System Bonds, Series 2003C, 5.500%, 6/15/22

        3,000   New Jersey Turnpike Authority, Revenue Bonds,                           No Opt. Call           A          3,450,030
                 Series 1991C, 6.500%, 1/01/09

        1,000   Toms River Board of Education, Ocean County, New Jersey,              7/07 at 100.00         AAA          1,096,190
                 School District General Obligation Bonds, Series 1997,
                 5.750%, 7/15/21 (Pre-refunded to 7/15/07) - FGIC Insured

        3,490   Union County Utilities Authority, New Jersey, Solid Waste             6/08 at 101.00         AAA          3,623,144
                 Facility Subordinate Lease Revenue Bonds, Ogden Martin
                 Systems of Union Inc., Series 1998A, 5.350%, 6/01/23
                 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,560   New Mexico Mortgage Finance Authority, Single Family                  7/05 at 102.00         AAA          1,605,755
                 Mortgage Program Bonds, Series 1995E-2, 6.300%, 7/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 20.4% (13.6% OF TOTAL INVESTMENTS)

        2,375   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          2,559,039
                 General Revenue Bonds, Series 1998A, 5.125%, 12/01/22 -
                 FSA Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1997I:
        9,600    6.250%, 4/15/27 (Pre-refunded to 4/15/07)                            4/07 at 101.00         Aaa         10,678,656
        2,420    6.250%, 4/15/27                                                      4/07 at 101.00           A          2,638,816

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1996J:
        8,680    5.875%, 2/15/19 (Pre-refunded to 2/15/06)                            2/06 at 101.50        A***          9,264,511
          320    5.875%, 5/15/19                                                      2/06 at 101.50           A            338,064
        3,820    5.500%, 2/15/26                                                      2/06 at 101.50           A          3,997,706


                                       29


                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1996F:
$       6,145    7.000%, 2/01/06                                                        No Opt. Call        A***     $    6,544,855
        7,220    7.000%, 2/01/06                                                        No Opt. Call           A          7,653,489

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1996I:
        9,090    5.750%, 3/15/18 (Pre-refunded to 3/15/06)                            3/06 at 101.50        A***          9,731,300
        2,040    5.875%, 3/15/18                                                      3/06 at 101.50           A          2,158,708

        4,000   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00           A          4,332,480
                 Series 2004C, 5.250%, 8/15/20

        1,370   New York City Municipal Water Finance Authority,                      6/07 at 101.00         AAA          1,468,791
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 1997B, 5.500%, 6/15/27 - MBIA Insured

        3,150   New York City Municipal Water Finance Authority,                      6/05 at 101.00         AAA          3,262,644
                 New York, Water and Sewerage System Revenue
                 Bonds, Fiscal Series 1996A, 5.875%, 6/15/25
                 (Pre-refunded to 6/15/05) - MBIA Insured

        4,000   New York City Trust for Cultural Resources, New York,                 4/07 at 101.00         AAA          4,293,200
                 Revenue Bonds, American Museum of Natural History,
                 Series 1997A, 5.650%, 4/01/27 - MBIA Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2004B:
        6,875    5.000%, 8/01/23                                                      8/13 at 100.00         AA+          7,250,856
        7,260    5.000%, 8/01/24                                                      8/13 at 100.00         AA+          7,608,190

        2,500   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AA+          2,660,800
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/22

        1,500   Dormitory Authority of the State of New York, State and               7/14 at 100.00         AA-          1,633,380
                 Local Appropriation Lease Bonds, Upstate Community
                 Colleges, Series 2004B, 5.250%, 7/01/19

                Dormitory Authority of the State of New York, Revenue Bonds,
                Marymount Manhattan College, Series 1999:
        1,975    6.375%, 7/01/16 - RAAI Insured                                       7/09 at 101.00          AA          2,202,342
        2,080    6.375%, 7/01/17 - RAAI Insured                                       7/09 at 101.00          AA          2,316,579

        7,635   New York State Medical Care Facilities Finance Agency,                5/05 at 102.00      AA-***          7,945,286
                 Revenue Bonds, Mercy Medical Center - Rockville Center,
                 Series 1995A, 5.875%, 11/01/15 (Pre-refunded to 5/01/05)

                New York State Municipal Bond Bank Agency, Special School
                Purpose Revenue Bonds, Series 2003C:
        6,000    5.250%, 6/01/20                                                      6/13 at 100.00          A+          6,468,060
        5,100    5.250%, 6/01/21                                                      6/13 at 100.00          A+          5,467,404

        6,250   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          7,318,688
                 Bonds, JFK International Air Terminal LLC, Sixth
                 Series 1997, 6.250%, 12/01/15 (Alternative Minimum
                 Tax) - MBIA Insured

        5,000   New York City Sales Tax Asset Receivable Corporation,                10/14 at 100.00         AAA          5,371,250
                 New York, Local Government Assistance Corporation
                 Dedicated Revenue Bonds, Series 2004A, 5.000%, 10/15/22 (WI,
                 settling 11/04/04) - MBIA Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        3,400    5.500%, 6/01/16                                                      6/10 at 100.00         AA-          3,709,026
        2,000    5.500%, 6/01/19                                                      6/13 at 100.00         AA-          2,215,420


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        2,550   Cumberland County, North Carolina, Hospital Facility                 10/09 at 101.00          A-          2,652,281
                 Revenue Bonds, Cumberland County Hospital System
                 Inc., Cape Fear Valley Health System, Series 1999,
                 5.250%, 10/01/19

        2,480   Durham Urban Redevelopment Authority, North Carolina,                 8/07 at 105.00         AAA          2,660,023
                 FHA-Insured Mortgage Loan Revenue Bonds, Durham
                 Hosiery Mill, Series 1987, 7.500%, 8/01/29
                 (Alternative Minimum Tax)

          855   North Carolina Housing Finance Agency, Single Family                  3/06 at 102.00          AA            884,412
                 Revenue Bonds, Series 1996JJ, 6.450%, 9/01/27 (Alternative
                 Minimum Tax)

                North Carolina Infrastructure Finance Corporation, Certificates
                of Participation, Correctional Facilities, Series 2004A:
        1,250    5.000%, 2/01/21                                                      2/14 at 100.00         AA+          1,327,437
        2,445    5.000%, 2/01/22                                                      2/14 at 100.00         AA+          2,581,089


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.5% (0.3% OF TOTAL INVESTMENTS)

$       2,565   North Dakota Housing Finance Agency, Home Mortgage                    7/10 at 100.00         Aa3     $    2,632,639
                 Finance Program Bonds, Series 2000C, 6.150%, 7/01/31
                 (Alternative Minimum Tax)

          270   North Dakota Housing Finance Agency, Home Mortgage                    1/07 at 102.00         Aa2            275,619
                 Finance Program Bonds, Series 1996B, 6.400%, 1/01/28
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 5.4% (3.6% OF TOTAL INVESTMENTS)

        3,000   Columbus City School District, Franklin County, Ohio,                12/14 at 100.00         AAA          3,265,800
                 General Obligation Bonds, Series 2004, 5.250%, 12/01/24 -
                 FSA Insured

                Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth
                Corporation, Series 2003C:
        2,330    5.250%, 5/15/17 - MBIA Insured                                       5/13 at 100.00         AAA          2,547,808
        4,105    5.250%, 5/15/18 - MBIA Insured                                       5/13 at 100.00         AAA          4,470,099

        2,000   Ohio Housing Finance Agency, FHA-Insured Multifamily                  1/08 at 102.00         Aa2          2,047,880
                 Housing Mortgage Revenue Bonds, Courtyards of Kettering,
                 Series 1998B-1, 5.550%, 1/01/40 (Alternative Minimum Tax)

        3,595   Ohio Municipal Electric Generation Agency, Beneficial                 2/14 at 100.00         AAA          3,867,213
                 Interest Certificates, Joint Venture 5, Belleville
                 Hydroelectric Project, American Municipal Power Ohio Inc.,
                 Series 2004, 5.000%, 2/15/20 - AMBAC Insured

        5,000   Ohio Water Development Authority, Collateralized Water                2/05 at 100.00        BBB-          5,114,250
                 Revenue Refunding Bonds, Dayton Power and Light
                 Company, Series 1992A, 6.400%, 8/15/27

        6,450   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          6,356,669
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

        6,700   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R          6,873,530
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,000   Oklahoma State Student Loan Authority, Senior Lien Revenue            6/11 at 102.00         AAA          5,205,150
                 Bonds, Series 2001A-1, 5.625%, 6/01/31 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.6% (1.7% OF TOTAL INVESTMENTS)

        7,860   Multnomah County Hospital Facilities Authority, Oregon,              10/14 at 100.00          AA          8,661,799
                 Revenue Bonds, Sisters of Providence Health System,
                 Series 2004, 5.500%, 10/01/21

          705   Oregon, General Obligation Elderly and Disabled Housing               2/05 at 100.00         AA-            707,665
                 Bonds, Series 1992B, 6.375%, 8/01/24

        1,380   Oregon, General Obligation Veterans Welfare Bonds,                   10/05 at 102.00         Aa3          1,421,759
                 Series 75, 6.000%, 4/01/27

        3,600   Oregon Department of Administrative Services, State Lottery             No Opt. Call         AAA          4,040,280
                 Revenue Bonds, Series 2004A, 5.000%, 4/01/14 -
                 FSA Insured

        1,380   Portland, Oregon, Limited Tax General Obligation and                  6/06 at 100.00         Aa2          1,454,520
                 Improvement Bonds, Series 1996A, 5.550%, 6/01/16


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,400   Beaver County Industrial Development Authority,                       7/05 at 102.00           A          2,536,224
                 Pennsylvania, Collateralized Pollution Control Revenue
                 Refunding Bonds, Cleveland Electric Illuminating Company -
                 Beaver Valley Project, Series 1995A, 7.750%, 7/15/25 -
                 ACA Insured

        1,050   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         AAA          1,211,952
                 Local Government Revenue Bonds, Series 1997B,
                 5.700%, 7/01/27 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,375   Puerto Rico Electric Power Authority, Power Revenue                   7/05 at 100.00       A-***          1,409,320
                 Bonds, Series 1995X, 5.500%, 7/01/25 (Pre-refunded
                 to 7/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.5% (1.7% OF TOTAL INVESTMENTS)

        1,055   Rhode Island Health and Educational Building Corporation,             3/12 at 101.00          AA          1,107,560
                 Revenue Refunding Bonds, Salve Regina University,
                 Series 2002, 5.000%, 3/15/19 - RAAI Insured

                Rhode Island Tobacco Settlement Financing Corporation,
                Tobacco Settlement Asset-Backed Bonds, Series 2002A:
       10,000    6.000%, 6/01/23                                                      6/12 at 100.00         BBB          9,500,400
        6,000    6.125%, 6/01/32                                                      6/12 at 100.00         BBB          5,494,620


                                       31


                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 9.4% (6.2% OF TOTAL INVESTMENTS)

$      14,000   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-     $   14,595,140
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

       15,445   Greenville County School District, South Carolina,                   12/12 at 101.00         AA-         17,506,599
                 Installment Purchase Revenue Bonds, Series 2002,
                 5.875%, 12/01/17

        2,500   Greenville, South Carolina, Hospital Facilities Revenue               5/13 at 100.00         AAA          2,600,975
                 Refunding Bonds, Series 2003A, 5.000%, 5/01/25 -
                 AMBAC Insured

        7,600   Piedmont Municipal Power Agency, South Carolina, Electric             1/05 at 100.00         AAA          7,126,824
                 Revenue Bonds, Series 1991, 4.000%, 1/01/23 -
                 MBIA Insured

        6,000   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          6,187,620
                 Economic Development Revenue Bonds Bon Secours
                 Health System Inc., Series 2002A, 5.625%, 11/15/30

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
        1,500    6.875%, 8/01/27                                                      8/13 at 100.00         BBB          1,662,960
        5,000    6.375%, 8/01/34                                                      8/13 at 100.00         BBB          5,348,650

        5,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          4,798,400
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,500   Memphis-Shelby County Airport Authority, Tennessee,                   3/10 at 101.00         AAA          1,672,365
                 Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/19
                 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 12.6% (8.4% OF TOTAL INVESTMENTS)

        4,000   Austin, Texas, Airport System Prior Lien Revenue Bonds,              11/13 at 100.00         AAA          4,429,040
                 Series 2003, 5.250%, 11/15/16 - MBIA Insured

        2,290   Austin, Texas, Revenue Bonds, Town Lake Park Community               11/09 at 100.00         AAA          2,571,281
                 Events Center, Series 1999, 6.000%, 11/15/25 - FGIC Insured

        5,000   Brazos River Authority, Texas, Pollution Control Revenue              5/08 at 102.00         AAA          5,581,600
                 Refunding Bonds, Texas Utilities Electric Company Project,
                 Series 1998A, 5.550%, 5/01/33 (Alternative Minimum Tax)
                 (Pre-refunded to 5/01/08) - AMBAC Insured

        5,000   Brazos River Authority, Texas, Pollution Control Revenue              4/08 at 102.00         AAA          5,572,300
                 Bonds, Texas Utilities Electric Company Project,
                 Series 1995C, 5.550%, 6/01/30 (Alternative Minimum Tax)
                 (Pre-refunded to 4/01/08) - MBIA Insured

        5,110   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00         BBB          6,074,564
                 Refunding Bonds, TXU Electric Company Project,
                 Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)

       10,000   Brazos River Harbor Navigation District, Brazoria County,             5/12 at 101.00          A-         10,945,100
                 Texas, Environmental Facilities Revenue Bonds, Dow
                 Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33
                 (Alternative Minimum Tax) (Mandatory put 5/15/17)

        3,345   Fort Worth, Texas, Water and Sewerage Revenue Bonds,                  2/12 at 100.00          AA          3,796,608
                 Series 2001, 5.625%, 2/15/19

        5,000   Gulf Coast Industrial Development Authority, Texas, Waste             6/08 at 102.00         BBB          5,027,100
                 Disposal Revenue Bonds, Valero Refining and Marketing
                 Company Project, Series 1997, 5.600%, 12/01/31
                 (Alternative Minimum Tax)

        2,800   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,911,804
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

                Harris County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Memorial Hermann Healthcare System,
                Series 2004A:
        1,000    5.000%, 12/01/20                                                    12/14 at 100.00           A          1,021,990
        1,000    5.000%, 12/01/21                                                    12/14 at 100.00           A          1,017,000
        2,500    5.125%, 12/01/22                                                    12/14 at 100.00           A          2,559,250

          480   Hidalgo County Housing Finance Corporation, Texas,                    4/05 at 101.00         Aaa            483,854
                 GNMA/FNMA Collateralized Single Family Mortgage
                 Revenue Bonds, Series 1994A, 7.000%, 10/01/27
                 (Alternative Minimum Tax)

       10,850   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA          3,768,097
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/25 - AMBAC Insured

        4,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          4,309,440
                 Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       6,185   Keller Independent School District, Tarrant County, Texas,            8/11 at 100.00         AAA     $    6,495,982
                 Unlimited Tax General Obligation Refunding Bonds,
                 Series 2001, 5.250%, 8/15/26

        1,760   Laredo, Texas, Sports Venue Sales Tax Revenue Bonds,                  3/09 at 100.00         AAA          1,964,389
                 Series 2001, 5.750%, 3/15/16 - FGIC Insured

        2,000   Pearland Independent School District, Brazoria County,                2/11 at 100.00         AAA          2,122,360
                 Texas, Unlimited Tax Schoolhouse Bonds, Series 2001A,
                 5.250%, 2/15/22

        3,935   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          4,067,098
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26

        3,900   Texas, General Obligation Bonds, Veterans Housing                    12/11 at 101.00         Aa1          4,068,987
                 Assistance Program Fund II, Series 2001C-1,
                 5.200%, 12/01/21 (Alternative Minimum Tax)

        6,945   Weatherford Independent School District, Parker County,                2/11 at 44.73         AAA          2,250,041
                 Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2001, 0.000%, 2/15/25


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.7% (0.5% OF TOTAL INVESTMENTS)

          410   Utah Housing Finance Agency, Single Family Mortgage                   1/05 at 102.00         AAA            412,366
                 Bonds, Series 1994B, 6.450%, 7/01/14

          330   Utah Housing Finance Agency, Single Family Mortgage                   7/07 at 101.50         AAA            345,804
                 Bonds, Series 1997E-2, 5.875%, 1/01/19 (Alternative
                 Minimum Tax)

          565   Utah Housing Finance Agency, Single Family Mortgage                   1/09 at 101.50         AAA            599,019
                 Bonds, Series 1997C, 5.600%, 7/01/18 (Alternative
                 Minimum Tax)

        3,000   Weber County Municipal Building Authority, Utah, Lease               12/04 at 102.00         Aaa          3,081,690
                 Revenue Bonds, Series 1994, 7.500%, 12/15/19
                 (Pre-refunded to 12/15/04) - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.9% (0.6% OF TOTAL INVESTMENTS)

        5,635   Vermont Housing Finance Agency, Single Family Housing                11/04 at 100.00          A+          5,680,418
                 Bonds, Series 1992-4, 6.400%, 11/01/25


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,000   Metropolitan Washington D.C. Airports Authority, Airport             10/14 at 100.00         AAA          3,199,290
                 System Revenue Bonds, Series 2004A,
                 5.000%, 10/01/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.4% (6.2% OF TOTAL INVESTMENTS)

       15,000   Chelan County Public Utility District 1, Washington,                  7/12 at 100.00         AAA         15,640,050
                 Hydro Consolidated System Revenue Bonds, Series 2002A,
                 5.450%, 7/01/37 (Alternative Minimum Tax) -
                 AMBAC Insured

        7,500   Energy Northwest, Washington, Electric Revenue                        7/12 at 100.00         AAA          8,610,150
                 Refunding Bonds, Columbia Generating Station,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        5,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          5,624,700
                 Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16

       10,080   King County School District 401, Highline, Washington,                6/12 at 100.00         AAA         11,434,651
                 General Obligation Bonds, Series 2002,
                 5.500%, 12/01/16 - FGIC Insured

        6,965   Port of Seattle, Washington, Revenue Bonds,                           9/12 at 100.00         AAA          7,494,549
                 Series 1999A, 5.250%, 9/01/22 - FGIC Insured

        2,820   Skagit County Public Hospital District 1, Washington,                12/14 at 100.00         Aaa          3,150,363
                 Revenue Bonds, Skagit Valley Hospital, Series 2004A,
                 5.375%, 12/01/19 - MBIA Insured

        2,500   Snohomish County, Washington, Limited Tax General                    12/11 at 100.00         AAA          2,644,650
                 Obligation Bonds, Series 2001, 5.125%, 12/01/22 -
                 MBIA Insured

        4,905   Washington, Various Purpose General Obligation Bonds,                 1/09 at 100.00         Aa1          5,238,932
                 Series 1999B, 5.000%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        7,000   Harrison County Commission, West Virginia, Solid Waste               11/04 at 101.00         AAA          7,092,120
                 Disposal Revenue Bonds, Potomac Edison Company -
                 Harrison Station, Series 1993B, 6.250%, 5/01/23
                 (Alternative Minimum Tax) - AMBAC Insured

        5,000   Mason County, West Virginia, Pollution Control Revenue               10/11 at 100.00         BBB          5,107,900
                 Bonds, Appalachian Power Company, Series 2003L,
                 5.500%, 10/01/22

        1,000   Pleasants County, West Virginia, Pollution Control Revenue            4/09 at 101.00         AAA          1,042,470
                 Bonds, West Penn Power Company Pleasants Station
                 Project, Series 1999E, 5.500%, 4/01/29 (Alternative
                 Minimum Tax) - AMBAC Insured


                                       33


                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.3% (0.9% OF TOTAL INVESTMENTS)

$       3,215   Wisconsin Health and Educational Facilities Authority,                2/07 at 102.00         AAA     $    3,495,637
                 Revenue Bonds, Marshfield Clinic, Series 1997,
                 5.625%, 2/15/17 - MBIA Insured

        4,000   Wisconsin Health and Educational Facilities Authority,                2/09 at 101.00        BBB+          4,047,600
                 Revenue Bonds, Aurora Health Care Inc., Series 1999A,
                 5.600%, 2/15/29

        1,000   Wisconsin Health and Educational Facilities Authority,                5/14 at 100.00        BBB+          1,030,393
                 Revenue Bonds, Fort Healthcare Inc., Series 2004,
                 5.750%, 5/01/24
------------------------------------------------------------------------------------------------------------------------------------
$   1,026,191   Total Long-Term Investments (cost $903,350,450) - 150.3%                                                958,976,390
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.1% (0.1% OF TOTAL INVESTMENTS)

          600   Athens-Clarke County Unified Government Development                                          N/R            600,000
                 Authority, Georgia, Revenue Bonds, University of Georgia
                 Athletic Association Project, Variable Rate Demand
                 Obligations, Series 2003, 1.750%, 8/01/33 +
------------------------------------------------------------------------------------------------------------------------------------
$         600   Total Short-Term Investments (cost $600,000)                                                                600,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $903,950,450) - 150.4%                                                          959,576,390
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.0%                                                                     25,404,930
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.4)%                                                       (347,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  637,981,320
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
                            Portfolio of
                                    INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.4% (2.2% OF TOTAL INVESTMENTS)

$       2,395   Alabama Housing Finance Authority, FNMA Multifamily                   2/11 at 102.00         AAA     $    2,505,769
                 Housing Revenue Bonds, South Bay Apartments,
                 Series 2000K, 5.950%, 2/01/33 (Alternative Minimum Tax)

       11,895   Alabama Special Care Facilities Financing Authority,                 11/05 at 101.00         Aaa         12,290,152
                 Birmingham, Hospital Revenue Bonds, Daughters of
                 Charity National Health System - Providence Hospital
                 and St. Vincent's Hospital, Series 1995, 5.000%, 11/01/25

        5,150   Alabama 21st Century Authority, Tobacco Settlement                   12/11 at 101.00          A-          5,242,700
                 Revenue Bonds, Series 2001, 5.750%, 12/01/16


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        3,065   Alaska Municipal Bond Bank Authority, General Obligation             12/13 at 100.00         AAA          3,271,336
                 Bonds, Series 2003E, 5.250%, 12/01/26 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        5,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          5,150,400
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/31 - MBIA Insured

        4,100   Salt River Project Agricultural Improvement and Power                12/13 at 100.00         AAA          4,443,867
                 District, Arizona, Electric System Revenue Bonds,
                 Series 2003, 5.000%, 12/01/18 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.1% (0.0% OF TOTAL INVESTMENTS)

          110   Arkansas Development Finance Authority, FHA-Insured                   2/05 at 100.00          AA            110,336
                 or VA Guaranteed Mortgage Loans, Single Family
                 Mortgage Revenue Refunding Bonds, Series 1991A,
                 8.000%, 8/15/11

          111   Jacksonville Residential Housing Facilities Board, Arkansas,          1/05 at 102.00         Aaa            113,111
                 FNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Refunding Bonds,
                 Series 1993A-2, 7.900%, 1/01/11

          170   Lonoke County Residential Housing Facilities Board,                   4/05 at 103.00         Aaa            174,475
                 Arkansas, FNMA Mortgage-Backed Securities Program
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 4/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 7.2% (4.7% OF TOTAL INVESTMENTS)

       17,000   California Health Facilities Financing Authority, Health              3/13 at 100.00           A         17,050,660
                 Facility Revenue Bonds, Adventist Health System/West,
                 Series 2003A, 5.000%, 3/01/33

       10,000   California, General Obligation Bonds, Series 2003,                    8/13 at 100.00           A         10,750,600
                 5.250%, 2/01/22

        4,500   California, General Obligation Bonds, Series 2004,                    2/09 at 100.00           A          4,568,535
                 5.100%, 2/01/34

        4,780   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA          3,370,665
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14

        1,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB            982,190
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

        3,000   Los Angeles Department of Water and Power, California,                7/06 at 100.00         AA-          3,127,980
                 Power System Revenue Bonds, Series 2001A-3,
                 5.375%, 7/01/20

        1,945   South Gate Public Financing Authority, California, Water                No Opt. Call         AAA          2,307,665
                 Revenue Refunding Bonds, Series 1996A,
                 6.000%, 10/01/12 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.1% (3.3% OF TOTAL INVESTMENTS)

        2,000   Colorado Health Facilities Authority, Revenue Refunding               9/11 at 100.00          AA          2,108,400
                 Bonds, Catholic Health Initiatives, Series 2001,
                 5.250%, 9/01/21

        1,015   Colorado Housing Finance Authority, Single Family Program            10/09 at 105.00         Aa2          1,049,875
                 Senior Bonds, Series 1999C-3, 6.750%, 10/01/21

        3,040   Denver City and County, Colorado, Airport System Revenue                No Opt. Call           A          3,718,194
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)


                                       35


                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

                Denver Convention Center Hotel Authority, Colorado, Senior
                Revenue Bonds, Convention Center Hotel, Series 2003A:
$       2,940    5.000%, 12/01/20 - XLCA Insured                                     12/13 at 100.00         AAA     $    3,130,953
       10,000    5.000%, 12/01/33 - XLCA Insured                                     12/13 at 100.00         AAA         10,238,000

        4,345   El Paso County School District 20, Academy, Colorado,                12/12 at 100.00         Aaa          4,859,448
                 General Obligation Bonds, Series 2002, 5.250%, 12/15/17 -
                 FGIC Insured

        4,125   Municipal Subdistrict Northern Colorado Water District,              12/07 at 101.00         AAA          4,506,686
                 Revenue Bonds, Series 1997G, 5.250%, 12/01/15 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,000   Connecticut Housing Finance Authority, Housing Mortgage               5/06 at 102.00         AAA          3,147,240
                 Finance Program Bonds, Series 1996C-2, 6.250%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.7% (3.0% OF TOTAL INVESTMENTS)

        6,000   District of Columbia, General Obligation Bonds,                         No Opt. Call         AAA          6,786,840
                 Series 1993B-2, 5.500%, 6/01/10 - FSA Insured

        4,250   District of Columbia, Hospital Revenue Refunding Bonds,               8/06 at 102.00         AAA          4,581,755
                 Medlantic Healthcare Group, Series 1993A,
                 5.750%, 8/15/14 - MBIA Insured

            5   District of Columbia, General Obligation Bonds,                      12/04 at 101.00         AAA              5,067
                 Series 1993E, 6.000%, 6/01/09 - CAPMAC Insured

                District of Columbia, General Obligation Refunding Bonds,
                Series 1993A:
        1,585    6.000%, 6/01/07 - MBIA Insured                                         No Opt. Call         AAA          1,690,387
        7,215    6.000%, 6/01/07 - MBIA Insured                                         No Opt. Call         AAA          7,906,486

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
        9,670    0.000%, 4/01/26 - MBIA Insured                                        4/11 at 42.15         AAA          2,897,519
       15,235    0.000%, 4/01/30 - MBIA Insured                                        4/11 at 32.93         AAA          3,522,332


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 6.7% (4.3% OF TOTAL INVESTMENTS)

        5,000   Broward County School Board, Florida, Certificates of                 7/13 at 100.00         AAA          5,166,700
                 Participation, Series 2003, 5.000%, 7/01/28 - MBIA Insured

        2,500   Florida State Board of Education, Full Faith and Credit Public        6/06 at 101.00         AA+          2,624,600
                 Education Capital Outlay Bonds, Series 1996A,
                 5.250%, 6/01/22

        5,000   Hillsborough County Aviation Authority, Florida, Revenue             10/13 at 100.00         AAA          5,396,800
                 Bonds, Tampa International Airport, Series 2003A,
                 5.250%, 10/01/18 (Alternative Minimum Tax) -
                 MBIA Insured

        9,000   JEA, Florida, Water and Sewerage System Revenue Bonds,               10/05 at 100.00      AA-***          9,283,950
                 Series 2001A, 5.200%, 10/01/20 (Pre-refunded to 10/01/05)

        5,000   Martin County Industrial Development Authority, Florida,             12/04 at 102.00        BBB-          5,130,850
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration LP Project, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

        1,380   Miami-Dade County Housing Finance Authority, Florida,                 1/11 at 102.00         AAA          1,475,648
                 Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
                 Series 2000-5A, 5.850%, 7/01/20 (Alternative Minimum
                 Tax) - FSA Insured

        9,500   Sunrise, Florida, Utility System Revenue Refunding Bonds,            10/18 at 100.00         AAA          9,965,025
                 Series 1998, 5.000%, 10/01/28 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.4% (1.6% OF TOTAL INVESTMENTS)

        3,400   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                   No Opt. Call         AAA          3,975,722
                 Series 1999A, 5.500%, 11/01/22 - FGIC Insured

        2,880   Georgia Municipal Electric Authority, General Power Revenue             No Opt. Call          A+          3,663,187
                 Bonds, Series 1992B, 8.250%, 1/01/11

        5,500   Georgia Municipal Electric Authority, General Power Revenue             No Opt. Call         AAA          6,514,200
                 Bonds, Series 1993B, 5.700%, 1/01/19 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.0% (0.7% OF TOTAL INVESTMENTS)

                Honolulu City and County, Hawaii, General Obligation Refunding
                and Improvement Bonds, Series 1993B:
        1,580    5.000%, 10/01/13                                                       No Opt. Call         Aaa          1,781,529
        3,720    5.000%, 10/01/13                                                       No Opt. Call         Aa2          4,148,879


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.7% (9.5% OF TOTAL INVESTMENTS)

$       4,000   Chicago Board of Education, Illinois, General Obligation                No Opt. Call         AAA     $    4,783,960
                 Lease Certificates, Series 1992A, 6.250%, 1/01/15 -
                 MBIA Insured

        5,550   Chicago, Illinois, Revenue Bonds, Midway Airport,                     1/11 at 101.00         AAA          5,682,701
                 Series 2001A, 5.125%, 1/01/26 (Alternative Minimum
                 Tax) - FSA Insured

        5,000   Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998,              7/08 at 102.00         AAA          5,231,400
                 5.250%, 1/01/28 - FGIC Insured

                Cook County School District 99, Cicero, Illinois, General
                Obligation School Bonds, Series 1997:
        1,455    8.500%, 12/01/13 - FGIC Insured                                        No Opt. Call         Aaa          2,012,585
        1,685    8.500%, 12/01/15 - FGIC Insured                                        No Opt. Call         Aaa          2,403,686

        6,155   Illinois Development Finance Authority, Revenue Bonds,                4/11 at 105.00         Aaa          6,805,030
                 Greek American Nursing Project, Series 2000A,
                 7.600%, 4/20/40

          450   Illinois Educational Facilities Authority, Revenue Bonds,             1/05 at 100.00         AAA            470,691
                 Chicago College of Osteopathic Medicine, Series 1975A,
                 8.750%, 7/01/05

                Illinois Health Facilities Authority, Revenue Refunding Bonds,
                Lutheran General Health System, Series 1993C:
        5,705    7.000%, 4/01/08                                                        No Opt. Call          A+          6,201,050
        4,075    7.000%, 4/01/14                                                        No Opt. Call          A+          5,064,043

        4,000   Illinois Health Facilities Authority, FHA-Insured Mortgage            8/13 at 100.00         AAA          4,060,760
                 Revenue Refunding Bonds, Sinai Health System,
                 Series 2003, 5.150%, 2/15/37

        7,085   Illinois Housing Development Authority, Multifamily Program           3/05 at 102.00          A+          7,236,052
                 Bonds, Series 1994-5, 6.650%, 9/01/14

        3,410   Illinois Housing Development Authority, Section 8 Elderly            11/04 at 100.00          A-          3,414,569
                 Housing Revenue Bonds, Skyline Towers Apartments,
                 Series 1992B, 6.875%, 11/01/17

        9,795   Lake, Cook, Kane and McHenry Counties Community Unit                    No Opt. Call         AAA         11,261,899
                 School District 220, Barrington, Illinois, School Refunding
                 Bonds, Series 2002, 5.250%, 12/01/19 - FSA Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        9,500    0.000%, 6/15/24 - MBIA Insured                                       6/22 at 101.00         AAA          5,466,110
        4,540    5.000%, 12/15/28 - MBIA Insured                                      6/12 at 101.00         AAA          4,660,719
       34,440    0.000%, 6/15/40 - MBIA Insured                                         No Opt. Call         AAA          5,177,365

        3,050   Regional Transportation Authority, Cook, DuPage, Kane,                  No Opt. Call         AAA          4,066,687
                 Lake, McHenry and Will Counties, Illinois, General
                 Obligation Bonds, Series 1990A, 7.200%, 11/01/20 -
                 AMBAC Insured

        2,162   Wood River Township, Madison County, Illinois, General                2/05 at 101.00         N/R          1,967,439
                 Obligation Bonds, Series 1993, 6.625%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 8.7% (5.6% OF TOTAL INVESTMENTS)

       22,000   Indiana Health Facility Financing Authority, Hospital                 8/10 at 101.50         AAA         23,525,260
                 Revenue Bonds, Clarian Health Obligated Group,
                 Series 2000A, 5.500%, 2/15/30 - MBIA Insured

        3,000   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          3,730,170
                 Refunding Bonds, Columbus Regional Hospital,
                 Series 1993, 7.000%, 8/15/15 - FSA Insured

        3,500   Indiana Educational Facilities Authority, Revenue Bonds,              2/11 at 100.00         AAA          3,818,115
                 Butler University, Series 2001, 5.500%, 2/01/26 -
                 MBIA Insured

        1,500   Indiana Educational Facilities Authority, Revenue Bonds,             10/09 at 101.00         AAA          1,698,525
                 University of Indianapolis, Series 1999,
                 5.750%, 10/01/19 - FSA Insured

                Indiana Transportation Finance Authority, Highway Revenue
                Bonds, Series 2003A:
        4,000    5.000%, 6/01/23 - FSA Insured                                        6/13 at 100.00         AAA          4,206,480
        6,000    5.000%, 6/01/24 - FSA Insured                                        6/13 at 100.00         AAA          6,283,380

        2,100   Indianapolis, Indiana, Economic Development Revenue                   1/05 at 102.00          Ca          1,428,000
                 Bonds, Meadows Section 8 Assisted Project,
                 Series 1993A, 6.000%, 7/01/23 (Alternative Minimum Tax) #

          710   Kokomo Hospital Authority, Indiana, Hospital Revenue                  2/05 at 101.00      N/R***            733,380
                 Refunding Bonds, St. Joseph Hospital and Health Center,
                 Series 1993, 6.250%, 8/15/05

        5,000   Metropolitan School District Warren Township Vision 2005              1/11 at 100.00         AAA          5,562,450
                 School Building Corporation, Marion County, Indiana,
                 First Mortgage Bonds, Series 2000, 5.500%, 7/15/20 -
                 FGIC Insured


                                       37


                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.0% (0.0% OF TOTAL INVESTMENTS)

$          60   Davenport, Iowa, Home Ownership Mortgage Revenue                      3/05 at 102.00         Aa2     $       60,661
                 Refunding Bonds, Series 1994, 7.900%, 3/01/10


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.8% (1.2% OF TOTAL INVESTMENTS)

        2,000   Olathe, Kansas, Health Facilities Revenue Bonds, Olathe               9/10 at 100.00         AAA          2,176,880
                 Medical Center, Series 2000A, 5.500%, 9/01/25 -
                 AMBAC Insured

        6,825   Sedgwick County Unified School District 259, Wichita,                 9/10 at 100.00          AA          6,634,173
                 Kansas, General Obligation Bonds, Series 2000,
                 3.500%, 9/01/16

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas               6/14 at 100.00         AAA          1,860,373
                 Gas and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        3,070   Jefferson Sales Tax District, Jefferson Parish, Louisiana,           12/12 at 100.00         AAA          3,345,041
                 Special Sales Tax Revenue Refunding Bonds, Series 2002,
                 5.250%, 12/01/20 - AMBAC Insured

        1,750   Louisiana Local Government Environmental Facilities                   6/12 at 105.00         Aaa          1,948,555
                 and Community Development Authority, GNMA Collateralized
                 Mortgage Revenue Refunding Bonds, Sharlo Apartments
                 Project, Series 2002A, 6.500%, 6/20/37

        4,890   Orleans Levee District, Louisiana, Levee District General            12/05 at 103.00         AAA          5,242,422
                 Obligation Bonds, Series 1986, 5.950%, 11/01/14 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 2.5% (1.6% OF TOTAL INVESTMENTS)

        7,520   Maine Educational Loan Marketing Corporation, Student                   No Opt. Call          A2          7,878,478
                 Loan Revenue Bonds, Subordinate Series 1994B-2,
                 6.250%, 11/01/06 (Alternative Minimum Tax)

        6,635   Maine State Housing Authority, Mortgage Purchase Bonds,               5/10 at 100.00         AA+          6,947,973
                 Series 2000C-1, 6.050%, 11/15/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.7% (1.8% OF TOTAL INVESTMENTS)

        3,215   Maryland Community Development Administration, Housing                1/07 at 102.00         Aa2          3,366,394
                 Revenue Bonds, Series 1996A, 5.875%, 7/01/16

        2,900   Maryland Community Development Administration,                        7/07 at 102.00         Aa2          3,021,597
                 Housing Revenue Bonds, Series 1997A, 6.000%, 7/01/39
                 (Alternative Minimum Tax)

        6,800   Montgomery County Housing Opportunities Commission,                   7/06 at 102.00         Aa2          7,058,060
                 Maryland, GNMA/FHA-Insured Multifamily Housing
                 Revenue Bonds, Series 1996B, 6.400%, 7/01/28
                 (Alternative Minimum Tax)

        2,315   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          2,486,333
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.125%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.0% (0.0% OF TOTAL INVESTMENTS)

           35   Massachusetts Housing Finance Agency, Housing Project                 4/05 at 100.00          A+             35,274
                 Revenue Refunding Bonds, Series 1993A, 6.300%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.2% (3.4% OF TOTAL INVESTMENTS)

       10,225   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/07 at 101.00         AAA         10,569,378
                 Bonds, Series 1997A, 5.000%, 7/01/27 - MBIA Insured

                Hancock Hospital Finance Authority, Michigan, FHA-Insured
                Mortgage Hospital Revenue Bonds, Portage Health System
                Inc., Series 1998:
        1,645    4.625%, 8/01/18 - MBIA Insured                                       8/08 at 100.00         AAA          1,684,233
        4,400    5.450%, 8/01/47 - MBIA Insured                                       8/08 at 100.00         AAA          4,519,372

        5,000   Michigan State Building Authority, Revenue Refunding                 10/13 at 100.00         AAA          5,158,400
                 Bonds, Facilities Program, Series 2003II,
                 5.000%, 10/15/29 - MBIA Insured

       10,500   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         Ba3          8,407,665
                 Bonds, Detroit Medical Center Obligated Group,
                 Series 1998A, 5.250%, 8/15/23


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.5% (0.9% OF TOTAL INVESTMENTS)

        1,945   Minneapolis-St. Paul Housing Finance Board, Minnesota,               11/07 at 102.00         AAA          2,009,769
                 FNMA/GNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1997,
                 5.800%, 11/01/30 (Alternative Minimum Tax)


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA (continued)

$       3,500   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA     $    3,733,835
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25 - FGIC Insured

        2,685   Minnetonka, Minnesota, GNMA Collateralized Multifamily               12/04 at 102.00         AAA          2,744,553
                 Housing Revenue Refunding Bonds, Brier Creek Project,
                 Series 1994A, 6.450%, 6/20/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,000   Mississippi Higher Education Assistance Corporation,                  3/05 at 100.00         Aaa          2,005,380
                 Student Loan Revenue Bonds, Senior Series 1993B,
                 5.800%, 9/01/06 (Alternative Minimum Tax)

        1,875   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          1,890,544
                 Revenue Bonds, Baptist Memorial Health Care,
                 Series 2004-B1, 5.000%, 9/01/24

        5,180   Mississippi, General Obligation Refunding Bonds,                        No Opt. Call          AA          6,124,314
                 Series 2002A, 5.500%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,000   St. Louis, Missouri, Airport Revenue Bonds, Airport                   7/11 at 100.00         AAA          2,058,700
                 Development Program, Series 2001A, 5.000%, 7/01/26 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        9,000   Nebraska Higher Education Loan Program Incorporated,                    No Opt. Call         AAA          9,612,900
                 Senior Subordinate Bonds, Series 1993A-5A,
                 6.250%, 6/01/18 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.6% (3.0% OF TOTAL INVESTMENTS)

        7,000   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA          7,358,960
                 Improvement Revenue Bonds, Series 2003,
                 5.000%, 7/01/23 - AMBAC Insured

       10,420   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         11,811,591
                 Bonds, Series 2002C, 5.500%, 6/15/18 - MBIA Insured

        4,500   Clark County School District, Nevada, General Obligation                No Opt. Call         AAA          5,431,275
                 School Improvement Bonds, Series 1991A,
                 7.000%, 6/01/10 - MBIA Insured

        5,425   Director of Nevada State Department of Business and                     No Opt. Call         AAA          1,930,595
                 Industry, Revenue Bonds, Las Vegas Monorail Project,
                 First Tier, Series 2000, 0.000%, 1/01/25 - AMBAC Insured

          630   Nevada Housing Division, Single Family Mortgage Bonds,                4/05 at 101.00          A1            643,558
                 Senior Series 1992B-1, 6.200%, 10/01/15


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.0% (0.0% OF TOTAL INVESTMENTS)

           10   New Hampshire Housing Finance Agency, Single Family                   1/07 at 102.00         Aa2             10,513
                 Mortgage Acquisition Revenue Bonds, Series 1996C,
                 6.200%, 7/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.7% (2.4% OF TOTAL INVESTMENTS)

        1,100   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-          1,235,333
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
        2,345    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA          2,863,902
          655    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            808,132

       14,560   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB         13,544,440
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

        3,125   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00         BBB          3,065,313
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.750%, 6/01/39


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 13.1% (8.5% OF TOTAL INVESTMENTS)

        1,200   Hempstead Industrial Development Agency, New York,                      No Opt. Call          A3          1,281,072
                 Resource Recovery Revenue Refunding Bonds, American
                 Ref-Fuel Company of Hempstead, Series 2001,
                 5.000%, 12/01/10 (Mandatory put 6/01/10)

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1996F:
        6,580    6.500%, 2/01/05                                                        No Opt. Call        A***          6,660,013
        7,730    6.500%, 2/01/05                                                        No Opt. Call           A          7,819,823


                                       39


                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 1998C:
$       1,350    5.000%, 5/01/26 (Pre-refunded to 5/01/08)                            5/08 at 101.00      AA+***     $    1,490,562
           35    5.000%, 5/01/26 (Pre-refunded to 5/01/08)                            5/08 at 101.00      AA+***             38,644
       15,530    5.000%, 5/01/26                                                      5/08 at 101.00         AA+         15,878,338

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2000C:
        3,630    5.875%, 11/01/16 (Pre-refunded to 5/15/10)                           5/10 at 101.00      AA+***          4,234,068
        5,000    5.500%, 11/01/24                                                     5/10 at 101.00         AA+          5,499,600

          220   New York City Transitional Finance Authority, New York,               5/10 at 101.00         AA+            252,118
                 Future Tax Secured Bonds, Fiscal Series 2000A,
                 5.875%, 11/01/16

        1,965   New York State Medical Care Facilities Finance Agency,                2/05 at 100.00         AAA          2,025,935
                 FHA-Insured Mortgage Revenue Bonds, Hospital and
                 Nursing Home Projects, Series 1992B, 6.200%, 8/15/22

        4,200   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00          AA          4,329,738
                 FHA-Insured Mortgage Revenue Bonds, Kenmore
                 Mercy Hospital, Series 1995B, 6.150%, 2/15/35

        3,365   New York State Medical Care Facilities Finance Agency,                2/05 at 101.00          AA          3,443,438
                 FHA-Insured Hospital and Nursing Home Mortgage Revenue
                 Bonds, Series 1994A, 6.200%, 2/15/21

        7,500   New York State Thruway Authority, General Revenue                     1/05 at 102.00         AAA          7,704,600
                 Bonds, Series 1995C, 6.000%, 1/01/15 (Pre-refunded
                 to 1/01/05) - FGIC Insured

        6,250   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          7,318,688
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/15 (Alternative Minimum Tax) - MBIA Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        5,400    5.500%, 6/01/16                                                      6/10 at 100.00         AA-          5,890,806
        2,500    5.500%, 6/01/18                                                      6/12 at 100.00         AA-          2,752,725


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.2% (2.1% OF TOTAL INVESTMENTS)

        2,675   Charlotte, North Carolina, Water and Sewer System Revenue             6/11 at 101.00         AAA          3,070,847
                 Bonds, Series 2001, 5.500%, 6/01/13

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call         AAA          2,324,060
                 Revenue Bonds, Series 1992, 6.000%, 1/01/11 -
                 MBIA Insured

       10,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA         10,947,400
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/18 -
                 MBIA Insured

        2,445   North Carolina Infrastructure Finance Corporation,                    2/14 at 100.00         AA+          2,596,468
                 Certificates of Participation, Correctional Facilities,
                 Series 2004A, 5.000%, 2/01/21


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.0% (0.0% OF TOTAL INVESTMENTS)

           25   Minot, North Dakota, Single Family Mortgage Revenue                   2/05 at 101.00         Aa2             25,174
                 Refunding Bonds, Series 1993, 7.700%, 8/01/10


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.2% (2.1% OF TOTAL INVESTMENTS)

        9,000   Cleveland, Ohio, Airport System Revenue Bonds,                        1/10 at 101.00         AAA          9,183,690
                 Series 2000A, 5.000%, 1/01/31 - FSA Insured

        3,000   Franklin County, Ohio, Development Revenue Bonds,                    10/09 at 101.00           A          3,281,550
                 American Chemical Society, Series 1999, 5.800%, 10/01/14

        1,000   Franklin County, Ohio, FHA-Insured Multifamily Housing                1/05 at 103.00          Aa          1,021,780
                 Mortgage Revenue Bonds, Hamilton Creek Apartments
                 Project, Series 1994A, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

          550   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/05 at 102.00         Aaa            564,570
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1995A-1, 6.300%, 9/01/17

        4,370   Toledo, Ohio, General Obligation Bonds, Series 1994,                 12/04 at 102.00         AAA          4,472,695
                 5.750%, 12/01/09 (Pre-refunded to 12/01/04) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.1% (1.3% OF TOTAL INVESTMENTS)

          480   Oklahoma Housing Finance Agency, Single Family Mortgage               3/10 at 101.00         Aaa            509,491
                 Revenue Bonds, Homeownership Loan Program,
                 Series 2000C-2, 6.200%, 9/01/28 (Alternative
                 Minimum Tax)


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA (continued)

                Oklahoma County Finance Authority, Oklahoma, Multifamily Housing
                First Mortgage Revenue Bonds, Multiple Apartments Project,
                Series 1998A:
$       3,495    7.000%, 4/01/18 #                                                    4/06 at 102.00         N/R     $       34,950
        7,000    7.125%, 4/01/28 #                                                    4/06 at 102.00         N/R             70,000

        9,735   Tulsa County Industrial Authority, Oklahoma, First Mortgage           3/11 at 101.00         N/R          7,648,011
                 Multifamily Housing Revenue Bonds, Stoneridge Apartments
                 Project, Series 1999, 6.125%, 3/01/39 (Alternative
                 Minimum Tax)

        3,340   Tulsa Industrial Authority, Oklahoma, Hospital Revenue                  No Opt. Call         AAA          3,878,742
                 Refunding Bonds, Hillcrest Medical Center, Series 1996,
                 6.500%, 6/01/09 - CONNIE LEE/AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        5,000   Pennsylvania Economic Development Financing Authority,                1/05 at 101.00        BBB-          5,099,450
                 Senior Lien Resource Recovery Revenue Bonds, Northampton
                 Generating Project, Series 1994A, 6.400%, 1/01/09
                 (Alternative Minimum Tax)

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue                   12/14 at 100.00         AAA          2,838,628
                 Bonds, Series 2004A, 5.500%, 12/01/31 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 3.3% (2.1% OF TOTAL INVESTMENTS)

       12,390   Puerto Rico, Public Improvement General Obligation                      No Opt. Call         AAA         15,363,600
                 Refunding Bonds, Series 1997, 6.500%, 7/01/13 -
                 MBIA Insured

        3,470   University of Puerto Rico, University System Revenue Bonds,           6/10 at 100.00         AAA          3,952,746
                 Series 2000O, 5.750%, 6/01/18 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 3.1% (2.0% OF TOTAL INVESTMENTS)

       20,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB         18,077,600
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.5% (2.3% OF TOTAL INVESTMENTS)

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation           6/14 at 100.00         AAA          3,063,840
                 Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 -
                 FGIC Insured

                Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Bonds, Series 1991:
        5,000    6.250%, 1/01/21 - FGIC Insured                                         No Opt. Call         AAA          6,184,000
        5,750    4.000%, 1/01/23 - MBIA Insured                                       1/05 at 100.00         AAA          5,392,005

        5,085   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          5,796,341
                 Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/13 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,828,733
                 Revenue Bonds, Sioux Valley Hospitals and Health System,
                 Series 2004A, 5.500%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,500   Metropolitan Government of Nashville and Davidson                     5/08 at 102.00          AA          1,608,570
                 County, Tennessee, Electric System Revenue Bonds,
                 Series 1998A, 5.200%, 5/15/23


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 17.5% (11.2% OF TOTAL INVESTMENTS)

        4,500   Alliance Airport Authority, Texas, Special Facilities Revenue        12/04 at 100.00         CCC          2,887,200
                 Bonds, American Airlines Inc., Series 1990,
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        3,345   Columbia-Brazoria Independent School District, Texas,                 2/09 at 100.00         AAA          3,368,482
                 Unlimited Tax School Building Bonds, Series 1999,
                 4.750%, 2/01/25

        8,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA          9,015,200
                 Refunding and Improvement Bonds, Series 2001A,
                 5.875%, 11/01/19 (Alternative Minimum Tax) - FGIC Insured

        2,250   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/14 at 100.00         AAA          2,282,558
                 Bonds, Series 2004B, 5.000%, 11/01/27 (Alternative
                 Minimum Tax) - FSA Insured

        6,000   Garland Housing Finance Corporation, Texas, Multifamily              12/11 at 101.00         N/R          6,016,980
                 Housing Revenue Bonds, Legacy Pointe Apartments,
                 Series 2000, 7.500%, 6/01/40 (Alternative Minimum Tax)

        7,000   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          7,137,620
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured


                                       41


                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                            Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      28,305   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA     $    8,115,044
                 Bonds, Convention and Entertainment Project,
                 Series 2001B, 0.000%, 9/01/28 - AMBAC Insured

        7,500   Houston, Texas, Junior Lien Water and Sewerage System                   No Opt. Call         AAA          8,846,700
                 Revenue Refunding Bonds, Series 2002A,
                 5.750%, 12/01/32 - FSA Insured

        5,000   Houston, Texas, Junior Lien Water and Sewerage System                12/07 at 102.00         AAA          5,509,400
                 Revenue Refunding Bonds, Series 1997D, 5.000%, 12/01/25
                 (Pre-refunded to 12/01/07) - FGIC Insured

        7,080   Liberty County Housing Development Corporation, Texas,                6/09 at 100.00         N/R          6,372,000
                 Multifamily Housing Revenue Bonds, Series 1999,
                 7.250%, 6/01/34

          303   Midland Housing Finance Corporation, Texas, Single Family            11/05 at 103.00         Aaa            316,332
                 Mortgage Revenue Refunding Bonds, Series 1992A,
                 8.450%, 12/01/11

                Montgomery Independent School District, Montgomery County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 2001:
        2,300    5.500%, 2/15/21                                                      2/11 at 100.00         AAA          2,561,855
        2,400    5.500%, 2/15/23                                                      2/11 at 100.00         AAA          2,655,360

                Mt. Pleasant Independent School District, Titus County,
                Texas, General Obligation Refunding Bonds, Series 2001:
        3,025    5.000%, 2/15/26                                                      8/11 at 100.00         Aaa          3,104,467
        3,000    5.125%, 2/15/31                                                      8/11 at 100.00         Aaa          3,085,170

        6,000   Raven Hills Higher Education Corporation, Texas, Student              8/12 at 100.00         Aaa          6,212,040
                 Housing Revenue Bonds, Angelo State University -
                 Texan Hall LLC, Series 2002A, 5.000%, 8/01/25 -
                 MBIA Insured

        3,410   Retama Development Corporation, Texas, Special Facilities            12/12 at 100.00         AAA          4,722,850
                 Revenue Bonds, Retama Park Racetrack Project, Series 1993,
                 8.750%, 12/15/18 (Pre-refunded to 12/15/12)

        1,800   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          1,987,578
                 System Revenue Refunding Bonds, Series 2002A,
                 5.750%, 10/01/21 - RAAI Insured

        4,700   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          4,857,779
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26

        4,150   Texas General Services Commission, Certificates of                    3/05 at 100.50           A          4,217,064
                 Participation, Series 1992, 7.500%, 9/01/22

        8,500   Travis County Health Facilities Development Corporation,             11/04 at 101.00         Aaa          8,819,685
                 Texas, Hospital Revenue Bonds, Daughters of Charity
                 National Health System, Series 1993B, 6.000%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 6.4% (4.2% OF TOTAL INVESTMENTS)

        4,845   Bountiful, Davis County, Utah, Hospital Revenue Refunding            12/08 at 101.00         N/R          4,408,562
                 Bonds, South Davis Community Hospital Project,
                 Series 1998, 5.750%, 12/15/18

       17,570   Intermountain Power Agency, Utah, Power Supply Revenue                7/07 at 102.00         AAA         19,421,000
                 Refunding Bonds, Series 1997B, 5.750%, 7/01/19 -
                 MBIA Insured

                Intermountain Power Agency, Utah, Power Supply Revenue
                Bonds, Series 1996A:
        5,065    6.150%, 7/01/14                                                      7/06 at 102.00       A+***          5,487,370
        2,935    6.150%, 7/01/14                                                      7/06 at 102.00          A+          3,151,192

        1,435   Salt Lake City and Sandy Metropolitan Water District,                 7/14 at 100.00         Aaa          1,538,966
                 Utah, Water Revenue Bonds, Series 2004, 5.000%, 7/01/21

          650   Utah Housing Finance Agency, Single Family Mortgage                   7/10 at 100.00          AA            650,871
                 Bonds, Series 2000G, 5.875%, 7/01/27 (Alternative
                 Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage
                Bonds, Series 2001C:
        2,180    5.500%, 1/01/18 (Alternative Minimum Tax)                            1/11 at 100.00         AA-          2,313,808
          655    5.650%, 1/01/21 (Alternative Minimum Tax)                            1/11 at 100.00         Aa2            684,285


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        8,190   Hampton, Virginia, Revenue Bonds, Convention Center                   1/13 at 100.00         AAA          8,400,647
                 Project, Series 2002, 5.000%, 1/15/35 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.6% (6.2% OF TOTAL INVESTMENTS)

        1,855   Chelan County Public Utility District 1, Washington, Hydro            7/09 at 101.00          AA          1,981,752
                 Consolidated System Revenue Bonds, Series 1999A,
                 6.200%, 7/01/34 (Alternative Minimum Tax)


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       1,035   Covington Water District, Washington, Water Improvement               3/05 at 100.00         AAA     $    1,050,070
                 and Revenue Refunding Bonds, Series 1995,
                 6.050%, 3/01/20 (Pre-refunded to 3/01/05) - AMBAC Insured

        1,655   Everett, Washington, Limited Tax General Obligation Bonds,            9/07 at 100.00         Aaa          1,772,108
                 Series 1997, 5.125%, 9/01/17 - FSA Insured

        1,626   Skagit County Housing Authority, Washington, GNMA                    11/04 at 104.00         AAA          1,693,528
                 Collateralized Mortgage Loan Nursing Facility Revenue
                 Bonds, Sea Mar Community Project, Series 1993,
                 7.000%, 6/20/35

        1,500   Snohomish County School District 6, Mukilteo, Washington,               No Opt. Call         AAA          1,748,265
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.700%, 12/01/12 - FGIC Insured

        8,155   Tacoma, Washington, Electric System Revenue Refunding                 1/11 at 101.00         AAA          9,265,059
                 Bonds, Series 2001A, 5.750%, 1/01/20 - FSA Insured

        4,705   Tacoma, Washington, Sewerage Revenue Refunding Bonds,                   No Opt. Call         AAA          5,684,534
                 Series 1994B, 8.000%, 12/01/08 - FGIC Insured

        4,870   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          4,861,234
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

        2,000   Washington State Healthcare Facilities Authority, Revenue             8/08 at 102.00          AA          2,050,380
                 Bonds, Highline Community Hospital, Series 1998,
                 5.000%, 8/15/21 - RAAI Insured

        1,000   Washington State Healthcare Facilities Authority, Revenue             8/13 at 102.00         AAA          1,023,650
                 Bonds, Harrison Memorial Hospital, Series 1998,
                 5.000%, 8/15/28 - AMBAC Insured

                Washington Public Power Supply System, Revenue Refunding Bonds,
                Nuclear Project 2, Series 1990A:
        6,080    7.250%, 7/01/06                                                        No Opt. Call         Aaa          6,613,216
          395    7.250%, 7/01/06                                                        No Opt. Call         Aaa            428,634

       11,000   Washington Public Power Supply System, Nuclear Project 3                No Opt. Call         Aaa         13,022,790
                 Revenue Refunding Bonds, Series 1993B, 7.000%, 7/01/09

        4,700   Washington Public Power Supply System, Nuclear Project 3              7/08 at 102.00         Aaa          4,969,075
                 Revenue Refunding Bonds, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.3% (0.9% OF TOTAL INVESTMENTS)

        7,500   Wisconsin Health and Educational Facilities Authority,                2/12 at 101.00         AAA          7,816,717
                 Revenue Bonds, Ministry Health Care Inc., Series 2002A,
                 5.250%, 2/15/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     939,747   Total Long-Term Investments (cost $862,594,956) - 153.9%                                                900,558,274
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,000   Palm Beach County Health Facilities Authority, Florida,                                   VMIG-1          3,000,000
                 Revenue Bonds, Bethesda Healthcare System, Adjustable
                 Rate Demand Obligations, Series 2001, 1.740%, 12/01/31 +
------------------------------------------------------------------------------------------------------------------------------------
$       3,000   Total Short-Term Investments (cost $3,000,000)                                                            3,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $865,594,956) - 154.4%                                                          903,558,274
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.4%                                                                     20,126,176
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (57.8)%                                                       (338,400,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  585,284,450
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. This security was sold subsequent to the reporting period.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES October 31, 2004
                                                                                  PREMIUM INCOME  PREMIUM INCOME 2  PREMIUM INCOME 4
                                                                                           (NPI)             (NPM)             (NPT)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $1,394,994,020,
   $903,950,450 and $865,594,956, respectively)                                   $1,475,006,411      $959,576,390     $903,558,274
Cash                                                                                     340,198           185,734        1,485,520
Receivables:
   Interest                                                                           24,056,110        15,068,247       15,562,880
   Investments sold                                                                    3,134,128        18,340,734        3,718,430
Other assets                                                                              63,368            42,074           94,752
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                 1,502,600,215       993,213,179      924,419,856
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                      6,868,909         7,452,760               --
Accrued expenses:
   Management fees                                                                       769,709           513,545          482,405
   Other                                                                                 315,143           203,812          189,799
Preferred share dividends payable                                                        107,697            61,742           63,202
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                8,061,458         8,231,859          735,406
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                               525,000,000       347,000,000      338,400,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                            $  969,538,757      $637,981,320     $585,284,450
====================================================================================================================================
Common shares outstanding                                                             63,785,430        41,093,661       43,236,703
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                          $        15.20      $      15.53     $      13.54
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                           $      637,854      $    410,937     $    432,367
Paid-in surplus                                                                      901,328,041       570,811,783      587,114,585
Undistributed net investment income                                                    9,737,131         6,806,263        4,797,353
Accumulated net realized gain (loss) from investments                                (22,176,660)        4,326,397      (45,023,173)
Net unrealized appreciation of investments                                            80,012,391        55,625,940       37,963,318
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                            $  969,538,757      $637,981,320     $585,284,450
====================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000       200,000,000      200,000,000
   Preferred                                                                           1,000,000         1,000,000        1,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                             OPERATIONS Year Ended October 31, 2004
                                                                                  PREMIUM INCOME  PREMIUM INCOME 2  PREMIUM INCOME 4
                                                                                           (NPI)             (NPM)             (NPT)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $76,184,333       $49,849,897     $48,227,555
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        9,099,976         6,055,655        5,687,089
Preferred shares - auction fees                                                        1,316,096           869,876          848,318
Preferred shares - dividend disbursing agent fees                                         60,163            60,163           80,220
Shareholders' servicing agent fees and expenses                                          196,800            69,212           96,905
Custodian's fees and expenses                                                            292,435           196,291          178,869
Directors' fees and expenses                                                              34,302            17,721           21,212
Professional fees                                                                        173,964            47,241          313,327
Shareholders' reports - printing and mailing expenses                                    136,248           100,159           92,232
Stock exchange listing fees                                                               25,650            16,567           17,425
Investor relations expense                                                               130,456            84,656           79,962
Other expenses                                                                            74,031            54,520           57,156
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                            11,540,121         7,572,061        7,472,715
   Custodian fee credit                                                                  (20,727)          (12,175)         (38,980)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                          11,519,394         7,559,886        7,433,735
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 64,664,939        42,290,011       40,793,820
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments                                                     2,482,620         4,358,413          652,547
Change in net unrealized appreciation (depreciation) of investments                   20,569,667        15,104,071       15,883,141
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                             23,052,287        19,462,484       16,535,688
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                            (4,988,711)       (3,250,596)      (3,283,827)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations              $ 82,728,515       $58,501,899      $54,045,681
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                       PREMIUM INCOME (NPI)              PREMIUM INCOME 2 (NPM)            PREMIUM INCOME 4 (NPT)
                                  -----------------------------      ------------------------------     ----------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      10/31/04         10/31/03          10/31/04          10/31/03         10/31/04        10/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 64,664,939     $ 66,922,169      $ 42,290,011      $ 44,271,502     $ 40,793,820   $ 40,340,813
Net realized gain (loss) from
   investments                       2,482,620       (6,491,900)        4,358,413          (393,349)         652,547    (24,848,241)
Change in net unrealized
   appreciation (depreciation)
   of investments                   20,569,667        4,768,442        15,104,071        (3,831,125)      15,883,141     11,357,979
Distributions to Preferred
   Shareholders:
   From net investment income       (4,988,711)      (4,760,721)       (3,250,596)       (2,914,759)      (3,283,827)    (3,107,195)
   From accumulated net realized
     gains from investments                 --               --                --          (384,068)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                  82,728,515       60,437,990        58,501,899        36,748,201       54,045,681     23,743,356
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (61,501,952)     (60,851,307)      (40,436,175)      (40,327,811)     (37,551,098)   (36,928,470)
From accumulated net realized
   gains from investments                   --               --                --        (4,164,058)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to
   Common shareholders             (61,501,952)     (60,851,307)      (40,436,175)      (44,491,869)     (37,551,098)   (36,928,470)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Preferred shares offering costs             --               --                --                --           14,080             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares      21,226,563         (413,317)       18,065,724        (7,743,668)      16,508,663    (13,185,114)
Net assets applicable to Common
   shares at the beginning
   of period                       948,312,194      948,725,511       619,915,596       627,659,264      568,775,787    581,960,901
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period    $969,538,757     $948,312,194      $637,981,320      $619,915,596     $585,284,450   $568,775,787
====================================================================================================================================
Undistributed net investment
   income at the end of period    $  9,737,131     $ 11,705,610      $  6,806,263      $  8,474,976     $  4,797,353   $  4,870,416
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2004, Premium Income (NPI) and Premium Income 2 (NPM) had outstanding when-issued purchase commitments of $6,868,909 and $7,452,760, respectively. There were no such outstanding purchase commitments in Premium Income 4 (NPT).

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to
    FINANCIAL STATEMENTS (continued)



Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                      3,800        2,000        2,200
   Series M2                                     2,000           --           --
   Series T                                      3,800        3,000        2,000
   Series T2                                        --           --        1,328
   Series W                                      3,800        2,000        1,680
   Series W2                                        --           --          520
   Series TH                                     3,800        3,000        2,680
   Series F                                      3,800        2,000        1,800
   Series F2                                        --        1,880        1,328
--------------------------------------------------------------------------------
Total                                           21,000       13,880       13,536
================================================================================

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2004.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

None of the Funds engaged in transactions in their own shares during the fiscal years ended October 31, 2004 and October 31, 2003.

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended October 31, 2004, were as follows:

                                            PREMIUM        PREMIUM       PREMIUM
                                             INCOME       INCOME 2      INCOME 4
                                              (NPI)          (NPM)         (NPT)
--------------------------------------------------------------------------------
Purchases                              $255,627,321   $216,964,477   $69,711,189
Sales and maturities                    249,688,208    232,943,867    54,395,579
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At October 31, 2004, the cost of investments was as follows:

                                          PREMIUM        PREMIUM         PREMIUM
                                           INCOME       INCOME 2        INCOME 4
                                            (NPI)          (NPM)           (NPT)
--------------------------------------------------------------------------------
Cost of investments                $1,393,980,980   $903,612,498    $864,889,110
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2004, were as follows:

                                         PREMIUM        PREMIUM         PREMIUM
                                          INCOME       INCOME 2        INCOME 4
                                           (NPI)          (NPM)           (NPT)
-------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                     $ 94,983,753    $56,837,820    $ 54,442,373
   Depreciation                      (13,958,322)      (873,928)    (15,773,209)
-------------------------------------------------------------------------------
Net unrealized appreciation
   of investments                   $ 81,025,431    $55,963,892    $ 38,669,164
===============================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2004, were as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Undistributed net tax-exempt income *      $13,928,174   $9,752,477   $7,067,130
Undistributed net ordinary income **             6,449      126,711      157,396
Undistributed net long-term capital gains           --    4,326,397           --
================================================================================

  * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2004, paid on November 1, 2004.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                     PREMIUM       PREMIUM      PREMIUM
                                                      INCOME      INCOME 2     INCOME 4
2004                                                   (NPI)         (NPM)        (NPT)
---------------------------------------------------------------------------------------
Distributions from net tax-exempt income         $66,130,210   $43,384,403  $40,023,013
Distributions from net ordinary income **            287,221       262,847      770,605
Distributions from net long-term capital gains            --            --           --
=======================================================================================
                                                     PREMIUM       PREMIUM      PREMIUM
                                                      INCOME      INCOME 2     INCOME 4
2003                                                   (NPI)         (NPM)        (NPT)
---------------------------------------------------------------------------------------
Distributions from net tax-exempt income         $65,547,346   $43,115,363  $39,962,183
Distributions from net ordinary income **                 --       153,898      100,446
Distributions from net long-term capital gains            --     4,545,182           --
=======================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



At October 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                            PREMIUM      PREMIUM
                                                             INCOME     INCOME 4
                                                              (NPI)        (NPT)
--------------------------------------------------------------------------------
Expiration year:
   2008                                                 $ 9,710,067  $ 2,151,015
   2009                                                          --           --
   2010                                                   6,203,091   18,079,555
   2011                                                   6,263,502   24,792,603
--------------------------------------------------------------------------------
Total                                                   $22,176,660  $45,023,173
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As approved by the Board of Directors, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .006% as of November 30, 2004.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================


Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2004, to shareholders of record on November 15, 2004, as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Dividend per share                              $.0800       $.0815       $.0710
================================================================================

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each year:
                                                       Investment Operations                                Less Distributions
                                  -----------------------------------------------------------------  -------------------------------
                                                            Distributions   Distributions
                                                                 from Net            from                   Net
                       Beginning                      Net      Investment         Capital            Investment    Capital
                          Common                Realized/       Income to        Gains to             Income to   Gains to
                           Share         Net   Unrealized       Preferred       Preferred                Common     Common
                       Net Asset  Investment   Investment          Share-          Share-                Share-     Share-
                           Value      Income   Gain (Loss)        holders+        holders+    Total     holders    holders    Total
====================================================================================================================================
PREMIUM INCOME (NPI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                      $14.87       $1.01       $  .36           $(.08)           $ --    $ 1.29      $(.96)       $ --   $ (.96)
2003                       14.87        1.05         (.03)           (.07)             --       .95       (.95)         --     (.95)
2002                       15.27        1.10         (.48)           (.11)             --       .51       (.91)         --     (.91)
2001                       14.23        1.12          .98            (.26)             --      1.84       (.80)         --     (.80)
2000                       13.46        1.11          .78            (.33)             --      1.56       (.79)         --     (.79)

PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                       15.09        1.02          .48            (.08)             --      1.42       (.98)         --     (.98)
2003                       15.27        1.08         (.10)           (.07)           (.01)      .90       (.98)       (.10)   (1.08)
2002                       15.53        1.17         (.30)           (.11)           (.01)      .75       (.96)       (.05)   (1.01)
2001                       14.75        1.21          .73            (.27)             --      1.67       (.89)         --     (.89)
2000                       14.61        1.22          .20            (.34)             --      1.08       (.92)       (.02)    (.94)

PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                       13.15         .94          .40            (.08)             --      1.26       (.87)         --     (.87)
2003                       13.46         .93         (.32)           (.07)             --       .54       (.85)         --     (.85)
2002                       14.22        1.00         (.80)           (.11)             --       .09       (.85)         --     (.85)
2001                       13.54        1.08          .66            (.25)             --      1.49       (.81)         --     (.81)
2000                       13.50        1.11          .07            (.32)             --       .86       (.82)         --     (.82)
====================================================================================================================================
                                                       Total Returns
                                                   --------------------
                                                                 Based
                           Ending                                   on
                           Common                   Based       Common
                            Share        Ending        on    Share Net
                        Net Asset        Market    Market        Asset
                            Value         Value     Value*       Value*
========================================================================
PREMIUM INCOME (NPI)
------------------------------------------------------------------------
Year Ended 10/31:
2004                       $15.20      $14.3000      8.82%        9.00%
2003                        14.87       14.0600      6.48         6.58
2002                        14.87       14.1100      5.51         3.47
2001                        15.27       14.2500     26.60        13.22
2000                        14.23       11.9375      4.10        12.03

PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------------
Year Ended 10/31:
2004                        15.53       14.5700      9.48         9.77
2003                        15.09       14.2500      6.57         6.07
2002                        15.27       14.4000      5.59         5.03
2001                        15.53       14.6100     17.31        11.63
2000                        14.75       13.2500     (2.03)        7.71

PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------------
Year Ended 10/31:
2004                        13.54       12.7400      8.98         9.90
2003                        13.15       12.5200      3.09         4.12
2002                        13.46       12.9700       .52          .76
2001                        14.22       13.7500     18.68        11.28
2000                        13.54       12.3125      3.28         6.58
========================================================================

                                                             Ratios/Supplemental Data
                          ----------------------------------------------------------------------------------------------
                                                   Before Credit                     After Credit**
                                          ------------------------------    ------------------------------
                                                          Ratio of Net                      Ratio of Net
                                            Ratio of        Investment        Ratio of        Investment
                               Ending       Expenses         Income to        Expenses         Income to
                                  Net     to Average           Average      to Average           Average
                               Assets     Net Assets        Net Assets      Net Assets        Net Assets
                           Applicable     Applicable        Applicable      Applicable        Applicable      Portfolio
                            to Common      to Common         to Common       to Common         to Common       Turnover
                          Shares (000)        Shares++          Shares++        Shares++          Shares++         Rate
========================================================================================================================
PREMIUM INCOME (NPI)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                         $969,539           1.21%             6.76%           1.20%             6.76%            17%
2003                          948,312           1.22              7.02            1.22              7.02             24
2002                          948,726           1.22              7.39            1.22              7.39              4
2001                          974,272           1.22              7.49            1.21              7.50             20
2000                          907,640           1.28              8.09            1.27              8.10             18

PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                          637,981           1.21              6.75            1.21              6.76             23
2003                          619,916           1.22              7.06            1.21              7.07             21
2002                          627,659           1.22              7.70            1.21              7.71             21
2001                          638,365           1.23              7.93            1.21              7.95             12
2000                          605,973           1.23              8.38            1.22              8.39              7

PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                          585,284           1.30              7.10            1.29              7.10              6
2003                          568,776           1.36              6.95            1.35              6.96             17
2002                          581,961           1.36              7.36            1.35              7.37             16
2001                          614,989           1.34              7.73            1.33              7.74             10
2000                          585,387           1.27              8.22            1.26              8.23             14
========================================================================================================================

                                Preferred Shares at End of Period
                          ------------------------------------------
                            Aggregate    Liquidation
                               Amount     and Market           Asset
                          Outstanding          Value        Coverage
                                 (000)     Per Share       Per Share
====================================================================
PREMIUM INCOME (NPI)
--------------------------------------------------------------------
Year Ended 10/31:
2004                         $525,000        $25,000         $71,169
2003                          525,000         25,000          70,158
2002                          525,000         25,000          70,177
2001                          525,000         25,000          71,394
2000                          525,000         25,000          68,221

PREMIUM INCOME 2 (NPM)
--------------------------------------------------------------------
Year Ended 10/31:
2004                          347,000         25,000          70,964
2003                          347,000         25,000          69,663
2002                          347,000         25,000          70,220
2001                          347,000         25,000          70,992
2000                          347,000         25,000          68,658

PREMIUM INCOME 4 (NPT)
--------------------------------------------------------------------
Year Ended 10/31:
2004                          338,400         25,000          68,239
2003                          338,400         25,000          67,019
2002                          338,400         25,000          67,983
2001                          338,400         25,000          70,434
2000                          338,400         25,000          68,247
====================================================================

* Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.


                                 See accompanying notes to financial statements.


                                  52-53 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at seven. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             152
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           152
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               152
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       152
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire & Casualty Company; formerly Director, Federal Reserve
Chicago, IL 60606                                         Bank of Chicago; formerly, President and Chief Operating
                                                          Officer, SCI Financial Group, Inc., a regional financial
                                                          services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                152
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       54

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Senior Partner and Chief Operating Officer, Miller-Valentine          152
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                    152
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               152
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President
                                                          (since 2000), of Nuveen Asset Management Inc.; Managing
                                                          Director (since 2004) and Assistant Secretary (since 1994)
                                                          of Nuveen Investments Inc.; Assistant Secretary of NWQ
                                                          Investment Management Company, LLC (since 2002); Vice
                                                          President and Assistant Secretary of Nuveen Investments
                                                          Advisers Inc. (since 2002); Managing Director, Associate
                                                          General Counsel and Assistant Secretary of Rittenhouse
                                                          Asset Management, Inc. (since 2003); Chartered
                                                          Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Vice President (since 2002), formerly, Assistant Vice President       152
9/22/63                                                   (since 1999) of Nuveen Investments, LLC; Chartered
333 W. Wacker Drive                                       Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 152
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606.


                                       55


Board Members
      AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               152
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel            152
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            152
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 152
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered
                                                          Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)        152
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2003) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       56

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President    2004     Vice President and Deputy Director of Compliance                      152
4/13/56                        and Chief                  (since August 2004) of Nuveen Investments, LLC,
333 W. Wacker Drive            Compliance                 Nuveen Investments Advisers Inc., Nuveen Asset
Chicago, IL 60606              Officer                    Management Inc., Nuveen Advisory Corp., Nuveen
                                                          Institutional Advisory Corp. and Rittenhouse Asset
                                                          Management, Inc.; formerly, Senior Attorney
                                                          (1994-July 2004), The Northern Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    152
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               152
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             152
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            152
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management Inc.
                                                          (since 1999). Chartered Financial Analyst.


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
         EASILY AND CONVENIENTLY

sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit,nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on the dividends or distributions awaiting reinvestment. Because the market price may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments and (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's web site at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.


GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were purchased during the period ended October 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
           For Generations

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

           Learn more
about Nuveen Funds at
   WWW.NUVEEN.COM/ETF

o Share prices
o Fund details
o Daily financial news
o Investor education
o Interactive planning tools

Logo: NUVEEN Investments

                                                                     EAN-E-1004D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR. Mr. Evans has served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on October 31, 2004.

Prior to July 26, 2004, William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR, served as the audit committee financial expert. Although Mr. Bennett served as the audit committee financial expert during the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from May 1, 2004 to July 26, 2004.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                              AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                  TO FUND                   BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                  $ 38,408                        $ 0                           $ 364                  $ 2,550
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                         0%                              0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2003                  $ 32,929                        $ 0                           $ 641                  $ 2,350
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                         0%                              0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                               BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                  AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                 SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                                         $ 0                         $ 0                             $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                       0%                          0%                              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2003                                         $ 0                         $ 0                             $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                      N/A                         N/A                             N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.


FISCAL YEAR ENDED                                           TOTAL NON-AUDIT FEES
                                                           BILLED TO ADVISER AND
                                                          AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                           PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                          RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                               TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                  BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                      $ 2,914                         $ 0                           $ 0                  $ 2,914
October 31, 2003                      $ 2,991                         $ 0                           $ 0                  $ 2,991


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors or trustees and reserves the right to interview all candidates and to make the final selection of any new directors or trustees.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 6, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: January 6, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: January 6, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.